                                                                    EXHIBIT 10.1



                          AMENDMENT AND ACKNOWLEDGEMENT

         This Amendment and Acknowledgement (this "Agreement") is made and entered into as of May 20, 2002, by and among (a) Pinnacle Holdings Inc., a Delaware corporation (the "Company"), (b) each of Fortress Registered Investment Trust ("Fortress") and Greenhill Capital Partners L.P. ("Greenhill," Fortress and together with their permitted successors and assignees under the Securities Purchase Agreement (as hereinafter defined), the "Investors"), and (c) the undersigned institutions (the "Consenting Noteholders") of the Company's 10% Senior Discount Notes due 2008 (the "Senior Notes"). The Company, the Investors and the Consenting Noteholders are collectively referred to herein as the "Parties" and individually as a "Party." Capitalized terms not defined herein shall have the meaning ascribed thereto in the Securities Purchase Agreement referred to below.

         WHEREAS, the Company has entered into a Securities Purchase Agreement dated April 25, 2002 with the Investors (the "Securities Purchase Agreement") and the Company, the Investors and the Consenting Noteholders have entered into Lock-Up and Forbearance Agreements dated April 25, 2002 (the "Lock-Up Agreements");

         WHEREAS, the Securities Purchase Agreement provides that the New Pinnacle Certificate of Incorporation shall be in the form attached as Exhibit B to the Securities Purchase Agreement;

         WHEREAS, Section 5.9 of the Securities Purchase Agreement provides that, at or prior to the Closing, Pinnacle shall enter into an Investor Agreement (the "Investor Agreement") substantially in form attached to the Securities Purchase Agreement as Exhibit A, for the benefit of the Investors and any holders of Senior Notes who acquire New Common Shares and make the election to become a party to the Investor Agreement pursuant to Section 5.8 of the Securities Purchase Agreement;

         WHEREAS, following the execution of the Securities Purchase Agreement the Parties continued to discuss the forms of the New Pinnacle Certificate of Incorporation and the Investor Agreement and certain provisions of the Securities Purchase Agreement;

         WHEREAS, the Parties have finalized revisions to the forms of the New Pinnacle Certificate of Incorporation and the Investor Agreement and wish to memorialize their understanding and agreement that the revised forms of Investor Agreement and New Pinnacle Certificate of Incorporation attached hereto as Annexes A and B, respectively, are agreed to by all Parties and that such forms will replace in their entireties the forms of Investor Agreement and the New Pinnacle Certificate of Incorporation attached to the Securities Purchase Agreement as Exhibits A and B on April 25, 2002 (the foregoing the "Revised Exhibits Confirmation"); and

         WHEREAS, the Parties wish to confirm their understanding and agreement certain provisions of the Securities Purchase Agreement are being amended as set forth in this in this Agreement (the "Amendment Confirmation").

         NOW, THEREFORE BE IT RESOLVED, that in consideration of the premises and the mutual covenants and agreements set forth herein and the Securities Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties agree as follows:

1.       Amendments to Securities Purchase Agreement.

         (a) Section 5.8(b) of the Securities Purchase Agreement is hereby amended by adding the following sentence at the end thereof:

         In order to exercise an election to receive New Common Shares pursuant to this Section 5.8(b), each holder of the Senior Notes shall be required to deliver the required election form reflecting its irrevocable election not later than 5:00 P.M., EDT, on the third Business Day prior to the date set for the confirmation hearing by the Bankruptcy Court, it being agreed that any such election shall be binding on such holder or any transferee of the Senior Notes as to which such election was made.

         (b) Section 5.8(j) of the Securities Purchase Agreement is hereby amended by adding the following sentence at the end thereof:

         Each of the Investors and each of the Companies further agrees to take any action necessary to cause the Board of Directors of New Pinnacle to grant waivers providing that (I) those Persons who are original parties to the Investor Agreement and their "Permitted Transferees" within the meaning of clause (B) or (C) of the definition of "Permitted Transferee" in the Investor Agreement (collectively, the "Covered Stockholders") may, notwithstanding the ownership limitations relating to Section 382 of the Code, as contained in Section 2.1(a)(2) of Part D of Article Four of the New Pinnacle Certificate of Incorporation, (a) transfer capital stock to, or acquire it from, another Covered Stockholder, (b) transfer capital stock in a Public Offering or pursuant to a Tag-Along Sale or a Drag-Along Sale, in each case as contemplated in the Investor Agreement, or (c) transfer capital stock consistent with Rule 144 under the Securities Act, and (II) a direct transferee of capital stock pursuant to a transfer described in (I) above may acquire and hold such capital stock notwithstanding such ownership limitations which relate to Section 382 of the Code.

         (c) Section 5.15 of the Securities Purchase Agreement is hereby amended by deleting "$1,500,000" and replacing it with "$2,750,000".

         (d) Section 10.6 of the Securities Purchase Agreement is hereby amended by deleting the definition of "Required New Equity Amount" and replacing it with the following:

         "Required New Equity Amount" shall mean (x) $205,000,000, plus (y) the Lease Rejection Amount, minus (z) such amount as may agreed between the Investors and the lenders under the New Credit Facility or Alternative Financing but not to exceed the amount, if any, by which the Cash Funding is less than $415,000,000.

2. Agreement and Confirmation. Each of the Parties hereby agrees to and gives the Revised Exhibits Confirmation and the Amendment Confirmation and each of the Consenting Noteholders agrees and confirms that any consent or approval required under its Lock-up Agreement to be given in connection with the foregoing is hereby deemed to be given.

3. Section 7.2(k)(iii) Satisfied. The Investors hereby confirm that the condition provided for in Section 7.2(k)(iii) of the Securities Purchase Agreement is deemed to be satisfied.

4. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to any conflicts of law provision which would require the application of the law of any other jurisdiction.

5. Headings. The headings of the sections, paragraphs and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation of this Agreement.

6. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of the Parties and their respective successors, assigns, heirs, executors, administrators and representatives.

7. Entire Agreement. This Agreement constitute the entire agreement of the Parties with respect to the subject matter of this Agreement, and supersede all other prior negotiations, agreements, and understandings, whether written or oral, among the Parties with respect to the subject matter of this Agreement but does not otherwise alter or affect the Securities Purchase Agreement, together with its various Exhibits, or the Lock-Up Agreements.

8. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Agreement.

9. Severability. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction, shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

         IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

                                    PINNACLE HOLDINGS INC.


                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                    FORTRESS REGISTERED INVESTMENT TRUST


                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                    GREENHILL CAPITAL PARTNERS L.P.


                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                    Shepherd Investments International, LTD. &
                                     Stark Investments, LP


                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:


                                    Abrams Capital


                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                    Farallon Capital Offshore Investors, Inc.


                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                    Tinicum Partners, L.P.


                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                    Farallon Capital Institutional Partners
                                    III, L.P.


                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:


                                    Farallon Capital Institutional Partners II,
                                    L.P.


                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                    Farallon Capital Institutional Partners,
                                    L.P.

                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                    Farallon Capital Partners, L.P.


                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                                     ANNEX A


                             PINNACLE HOLDINGS INC.



                                 --------------




                               INVESTOR AGREEMENT




                                 --------------



                      Dated as of [Closing Date], 2002(1)






------------
(1) The Closing Date under the Securities Purchase Agreement.



                                    Annex A-1

                               INVESTOR AGREEMENT
                                       OF
                             PINNACLE HOLDINGS INC.



         THIS INVESTOR AGREEMENT (this "Agreement") is made as of [Closing Date](2), 2002, by and among (a) Pinnacle Holdings Inc., a Delaware corporation (the "Company"), (b) Fortress Registered Investment Trust, a Delaware business trust ("Fortress"), and Greenhill Capital Partners L.P., a Delaware limited partnership, and its related partnerships identified on the signature pages hereto (collectively, "Greenhill") [and any other parties identified on the signature pages hereof as "Investors"](3), and [(c) the parties identified on the signature pages hereof as "Electing Noteholders"](4). Fortress, Greenhill [and any such other parties](5), including without limitation any "Electing Noteholders, are referred to herein individually as an "Investor" and collectively referred to herein as the "Investors". The Company is not a party to Articles VI and VII of this Agreement. Certain capitalized terms used in this Agreement are defined in Article I hereof and those capitalized terms not otherwise defined shall have the meanings ascribed to such terms in the Securities Purchase Agreement (as hereinafter defined). References to sections shall be to sections of this Agreement.

         WHEREAS, pursuant to a plan of reorganization contemplated by the Securities Purchase Agreement, as of the date of this Agreement, the Company is issuing to the Investors shares of new common stock of the Company, par value $0.01 per share (the "Common Stock"); and

         WHEREAS, in order to induce the Investors to complete the transactions contemplated by the Securities Purchase Agreement, the corporate predecessor of Pinnacle agreed to grant to the Investors registration, preemptive, governance and certain other rights on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

-------------------
(2) The Closing Date under the Securities Purchase Agreement.

(3) To be inserted if there are any assignees of Fortress or Greenhill that become Investors.

(4) To be inserted if there are any Electing Noteholders.

(5) To be inserted if there are any parties other than Fortress and Greenhill that become Investors.


                                   Annex A-2

                                   ARTICLE I

                                  DEFINITIONS

         For purposes of this Agreement, the terms defined other than in this
Article I shall have the meanings indicated and the following terms shall have the following meanings:

                  (a) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under the Exchange Act; provided that no Stockholder shall be deemed an Affiliate of any other Stockholder solely by reason of any investment in the Company.

                  (b) "Amendment" shall mean the Amendment and Acknowledgement, dated as of May 20, 2002, by and among the Company, Fortress, Greenhill, Shepherd Investments International, LTD. & Stark Investments, LP, Abrams Capital, Farallon Capital Offshore Investors, Inc., Tinicum Partners, L.P., Farallon Capital Institutional Partners III, L.P., Farallon Capital Institutional Partners II, L.P., Farallon Capital Institutional Partners, L.P. and Farallon Capital Partners, L.P.

                  (c) "Associate" shall have the meaning set forth in Rule 12b-2 promulgated under the Exchange Act; provided that no Stockholder shall be deemed an Associate of any other Stockholder solely by reason of any investment in the Company.

                  (d) "Board" shall mean the board of directors of the Company.

                  (e) "Capital Stock" shall mean and include (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock of any Person, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership,
(iii) all membership interests or limited liability company interests in any limited liability company and (iv) all equity or ownership interests in any Person of any other type.

                  (f) "Commission" shall mean the United States Securities and Exchange Commission or any successor agency.

                  (g) "Distribution in Kind" shall mean a Transfer of shares of Common Stock to certain Permitted Transferees of an Investor pursuant to a distribution that is made pro rata to such Permitted Transferees in accordance with the respective partnership or limited liability company agreement of such Investor without payment of additional consideration therefor by such Permitted Transferees.

                  (h) "Effective Date" shall mean the date of issuance of securities pursuant to the Bankruptcy Plan.

                  (i) "Electing Noteholder" shall mean any party to this Agreement identified as an "Electing Noteholder" on the signature pages of this Agreement.

                  (j) "Employee Stock Option Plan" shall mean the Employee Stock Option Plan in the form attached to the Securities Purchase Agreement as Exhibit F; provided

                                   Annex A-3
that no amendment thereof shall be given effect in a manner that is adverse in any economic respect to the rights of Electing Noteholders as such rights are set forth in the form of this Agreement attached as Exhibit A to the Amendment.

                  (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  (l) "Largest Holder" shall mean at any given date (i) whichever, if either, of Fortress or Greenhill (in each case when aggregated with their respective Permitted Transferees who are parties to this Agreement) shall hold at such date in excess of 55% of the shares of Common Stock held by them together or (ii) if clause (i) shall not apply, Fortress and Greenhill acting jointly.

                  (m) "Permitted Transferee" shall mean, with respect to each Stockholder, (A) any other Stockholder, (B) such Stockholder's Affiliates and (C) in the case of any Stockholder, (i) any general or limited partner of such Stockholder, (ii) any corporation, partnership, limited liability company or other entity that is an Affiliate of such Stockholder or any general or limited partner of such Stockholder (collectively, "Stockholder Affiliates"),
(iii) any investment funds managed directly or indirectly by such Stockholder or any Stockholder Affiliates (a "Stockholder Fund"), (iv) any general or limited partner of any Stockholder Fund, (v) any managing director, general partner, director, limited partner, officer or employee of any Stockholder Affiliate, or any spouse, lineal descendant, sibling, parent, heir, executor, administrator, testamentary trustee, legatee or beneficiary of any of the foregoing persons described in this clause (v) (collectively, "Stockholder Associates") or (vi) any trust, the beneficiaries of which, or any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which consist solely of any one or more of such Stockholder, any general or limited partner of such Stockholder, any Stockholder Affiliates, any Stockholder Fund, any Stockholder Associates, their spouses or their lineal descendants.

                  (n) "Person" shall mean any individual, firm, corporation, partnership, limited liability company or other entity, and shall include any successor (by merger or otherwise) of such entity.

                  (o) "Pro Rata Portion" shall mean, with reference to any Stockholder at any time, a fraction, the numerator of which is the number shares represented by the Registrable Securities then issued and outstanding and held by such Stockholder, and the denominator of which is the aggregate number of shares represented by the Registrable Securities then issued and outstanding and held by the Stockholders taken together.

                  (p) "Public Offering" shall mean an offering of equity securities of the Company pursuant to an effective registration statement under the Securities Act, including an offering in which Investors are entitled to sell Common Stock pursuant to the terms of this Agreement.

                  (q) "Registrable Amount" shall mean 5% of the then outstanding Registrable Securities.


                                   Annex A-4

                  (r) "Registrable Securities" shall mean (i) any Common Stock issued to the Stockholders pursuant to the Plan, (ii) any Common Stock issued or issuable upon exercise of the Warrants distributed pursuant to the Plan and (iii) any Common Stock otherwise acquired by Stockholders; provided, that, for purposes of Articles VI and VII (and the defined terms used therein when used therein), "Registrable Securities" shall be deemed to include any securities (including such Warrants) directly or indirectly convertible into or exchangeable for shares of Common Stock. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (x) a registration statement registering such securities under the Securities Act has been declared effective and such have been sold or otherwise transferred by the holder thereof pursuant to such effective registration statement, or (y) such securities are sold in accordance with Rule 144 (or any successor provision) promulgated under the Securities Act. Any provision of this Agreement measuring ownership of a percentage or a pro rata portion of the Registrable Securities of any Stockholder shall be deemed to include in the numerator the Common Stock issuable upon exercise of the Warrants owned by such Stockholder and in the denominator the Common Stock issuable upon exercise of all then outstanding Warrants held by Stockholders.

                  (s) "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  (t) "Securities Purchase Agreement" shall mean the securities purchase agreement, dated as of April 25, 2002, by and among Fortress, Greenhill, the corporate predecessor of the Company and Pinnacle Towers, Inc; provided, that no amendment thereof shall be given effect in a manner that is adverse in any economic respect to the rights of Electing Noteholders as such rights are set forth in the form of this Agreement attached as Exhibit A to the Amendment.

                  (u) "Stockholders" shall mean (i) the Investors named on the signature pages hereto and (ii) each Permitted Transferee or Third Party Transferee who becomes a party to or bound by the provisions of this Agreement in accordance with the terms hereof, for so long as such Person under clause (i) or (ii), together with its Permitted Transferees, continues to hold at least 5% of the issued and outstanding Registrable Securities.

                  (v) "Transfer" means, with respect to any Registrable Securities, (i) when used as a verb, to sell, assign, dispose of, exchange, pledge, encumber, hypothecate or otherwise transfer such Registrable Securities or any participation or interest therein, whether directly or indirectly, or agree or commit to do any of the foregoing and (iii) when used as a noun, a direct or indirect sale, assignment, disposition, exchange, pledge, encumbrance, hypothecation, or other transfer of such Registrable Securities or any participation or interest therein or any agreement or commitment to do any of the foregoing.

                  (w) "Underwritten Offering" shall mean a sale of securities of the Company to an underwriter or underwriters for reoffering to the public.

                  (x) "Voting Stock" shall mean common stock of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to vote in the election of directors (or Persons performing similar functions).


                                   Annex A-5

                                   ARTICLE II

                              REGISTRATION RIGHTS

         Section 2.1       Demand Registration.

                           (a)      Registration. At any time after the
Effective Date, each Stockholder (a "Requesting Stockholder") shall be entitled to make a written request of the Company (a "Demand") for registration under the Securities Act of an amount equal to or greater than the Registrable Amount (a "Demand Registration") and thereupon the Company will, subject to the terms of this Agreement, use its commercially reasonable efforts to effect the registration under the Securities Act of:

                                    (i)      the Registrable Securities which
the Company has been so requested to register by the Requesting Stockholders for disposition in accordance with the intended method of disposition stated in such request;

                                    (ii)     all other Registrable Securities
which the Company has been requested to register pursuant to Section 2.1(b); and

                                    (iii)    all shares of Common Stock which
the Company may elect to register in connection with any offering of Registrable Securities pursuant to this Section 2.1, but subject to Section 2.1(g);

all to the extent necessary to permit the disposition (in accordance with the intended methods thereof) of the Registrable Securities and the additional Common Stock, if any, to be so registered.

                           (b)      Demands. A Demand shall specify: (i) the
aggregate number of Registrable Securities requested to be registered in such Demand Registration, (ii) the intended method of disposition in connection with such Demand Registration, to the extent then known, and (iii) the identity of the Requesting Stockholder or Stockholders. Within five days after receipt of a Demand, the Company shall give written notice of such Demand to each other Stockholder. Subject to Section 2.1(h), the Company shall include in such registration all Registrable Securities with respect to which the Company has received a written request for inclusion therein within ten days after the Company's notice required by this paragraph has been given. Such written notice shall comply with the requirements of a Demand as set forth in this Section 2.1(b).

                           (c)      Number of Demands. Each Stockholder shall be
entitled to unlimited Demand Registrations for so long as it holds a Registrable Amount.

                           (d)      Effective Registration Statement. A Demand
Registration shall not be deemed to have been effected and shall not count as a Demand (i) unless a registration statement with respect thereto has become effective and has remained effective for a period of at least 60 days (or such shorter period in which all Registrable Securities included in such registration have actually been sold thereunder), (ii) if, after it has become effective, such registration becomes subject to any stop order, injunction or other order or requirement of the


                                   Annex A-6

Commission or other governmental agency or court for any reason, or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by such Requesting Stockholders.

                           (e)      Registration Statement Form. Demand
Registrations shall be on such appropriate registration form of the Commission as shall be selected by the Requesting Stockholders and shall be reasonably acceptable to the Company.

                           (f)      Restrictions on Demand Registrations. The
Company shall not be obligated to (i) maintain the effectiveness of a registration statement under the Securities Act, filed pursuant to a Demand Registration, for a period longer than 60 days, or (ii) effect any Demand Registration (A) within six months of a "firm commitment" underwritten registration in which all Stockholder holding a Registrable Amount were given "piggyback" rights pursuant to Section 2.2 (subject to Section 2.1(g) and at least 50% of the number of Registrable Securities requested by such Stockholders to be included in such registration were included, (B) within six months of any other Demand Registration, or (C) if, in the Company's reasonable judgment, it is not feasible for the Company to proceed with the Demand Registration because of the unavailability of audited financial statements. In addition, the Company shall be entitled to postpone (upon written notice to all Stockholders) for up to 120 days the filing or the effectiveness of a registration statement for a Demand Registration (but no more than twice in any period of 12 consecutive months) if the Board determines in good faith and in its reasonable judgment that the Demand Registration or the disclosure of material, non-public information that the Company has a bona fide business purpose for preserving as confidential. In the event of a postponement by the Company of the filing or effectiveness of a registration statement for a Demand Registration, the holders of a majority of Registrable Securities held by the Requesting Stockholder(s) shall have the right to withdraw such Demand in accordance with Section 2.4.

                           (g)      Participation in Demand Registrations. The
Company shall not include any securities other than Registrable Securities in a Demand Registration, except with the written consent of Stockholders participating in such Demand Registration that hold a majority of the Registrable Securities included in such Demand Registration. If, in connection with a Demand Registration, any managing underwriter (or, if such Demand Registration is not an underwritten offering, a nationally recognized independent underwriter selected by Fortress and Greenhill, reasonably acceptable to the Company, and whose fees and expenses shall be borne solely by the Company) advises the Company, in writing, that, in its opinion, the inclusion of all of the securities, including securities of the Company that are not Registrable Securities, sought to be registered in connection with such Demand Registration would adversely affect the marketability of the Registrable Securities sought to be sold pursuant thereto, then the Company shall include in such registration statement only such securities as the Company is advised by such underwriter can be sold without such adverse effect (the "Maximum Demand Number") as follows and in the following order of priority: (i) first, up to the number of Registrable Securities requested to be included in such registration by the Stockholders, which, in the opinion of the underwriter can be sold without adversely affecting the marketability of the offering, pro rata among such Stockholders requesting such registration on the basis of the number of such securities requested to be included by such Stockholders; (ii) second, securities the Company proposes to sell; and (iii) third, all other securities of the Company duly requested to be included


                                   Annex A-7
in such registration statement, pro rata on the basis of the amount of such other securities requested to be included or such other method determined by the Company.

                           (h)      Selection of Underwriters. At any time and
from time to time, the Investors may elect to have Registrable Securities sold in an underwritten offering. Anytime that a Demand Registration involves an underwritten offering, Fortress and Greenhill may select the investment banker or investment bankers and managers that will serve as lead and co-managing underwriters with respect to the offering of such Registrable Securities, subject to the consent of the Company, which shall not be unreasonably withheld.

                  Section 2.2       Piggyback Registrations.

                           (a)      Right to Piggyback. Subject to the terms and
conditions hereof, whenever the Company proposes to register any of its securities under the Securities Act (other than a registration by the Company on a registration statement on Form S-4 or a registration statement on Form S-8 or any successor form) (a "Piggyback Registration"), the Company shall give the Stockholders prompt written notice thereof (but not less than ten Business Days prior to the filing by the Company with the Commission of any registration statement with respect thereto). Such notice (a "Piggyback Notice") shall specify, at a minimum, the number of securities proposed to be registered, the proposed date of filing of such registration statement with the Commission, the proposed means of distribution, the proposed managing underwriter or underwriters (if any and if known), and a good faith estimate by the Company of the proposed minimum offering price of such securities. Upon the written request of a Stockholder (a "Piggyback Seller") (which written request shall specify the number of Registrable Securities then presently intended to be disposed of by such Stockholder) given within ten days after such Piggyback Notice is sent to such Stockholder, the Company, subject to the terms and conditions of this Agreement, shall use its reasonable best efforts to cause all such Registrable Securities held by Stockholders with respect to which the Company has received such written requests for inclusion to be included in such Piggyback Registration on the same terms and conditions as the Company's securities being sold in such Piggyback Registration.

                           (b)      Priority on Piggyback Registrations. If, in
connection with a Piggyback Registration, any managing underwriter (or, if such Piggyback Registration is not an underwritten offering, a nationally recognized independent underwriter selected by Fortress and Greenhill, reasonably acceptable to the Company, and whose fees and expenses shall be borne solely by the Company) advises the Company, in writing, that, in its opinion, the inclusion of all the securities sought to be included in such Piggyback Registration by the Company, by others who have sought to have shares registered thereunder pursuant to rights to demand (other than pursuant to so-called "piggyback" or other incidental or participation registration rights) such registration (such demand rights being "Other Demand Rights" and such Persons being "Other Demanding Sellers"), by the Piggyback Sellers and by any other proposed sellers, as the case may be, would adversely affect the marketability of the securities sought to be sold pursuant thereto, then the Company shall include in the registration statement applicable to such Piggyback Registration only such securities as the Company is so advised by such underwriter can be sold without such an effect (the "Maximum Piggyback Number"), as follows and in the following order of priority:


                                   Annex A-8

                                    (i)      if the Piggyback Registration
relates to an offering for the Company's own account, then (A) first, such number of securities to be sold by the Company as the Company, in its reasonable judgment and acting in good faith and in accordance with sound financial practice, shall have determined, (B) second, Registrable Securities of Piggyback Sellers, pro rata on the basis of the amount of such Registrable Securities held by such Piggyback Sellers, and (C) third, other Common Stock held by any other proposed sellers;

                                    (ii)     if the Piggyback Registration
relates to an offering other than for the Company's own account, then (A) first, such number of securities sought to be registered by each Other Demanding Seller, pro rata in proportion to the number of securities sought to be registered by all such Other Demanding Sellers, (B) second, Registrable Securities of Piggyback Sellers pro rata on the basis of the amount of such Registrable Securities held by such Piggyback Sellers, and (C) third, other Common Stock held by any other proposed sellers or to be sold by the Company.

                           (c)      Terms of Underwriting. In connection with
any offering under this Section 2.2 involving an underwriting for the Company's account, the Company shall not be required to include a holder's Registrable Securities in the underwritten offering unless such holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company, provided that any such underwriting agreement includes only customary terms and conditions.

                           (d)      Withdrawal by the Company. If, at any time
after giving written notice of its intention to register any of its securities as set forth in this Section 2.2 and prior to the time the registration statement filed in connection with such registration is declared effective, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Stockholder and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such particular withdrawn or abandoned registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided herein); provided that Stockholders may continue the registration as a Demand Registration pursuant to the terms of
Section 2.1.

                  Section 2.3       Shelf Registration.

                           (a)      Subject to Section 2.3(d), and further
subject to the availability of a Registration Statement on Form S-3 ("Form S-3") to the Company, at any time after the Effective Date each of Fortress and Greenhill or any of their respective Permitted Transferees may by written notice delivered to the Company (the "Shelf Notice") require the Company to file as soon as practicable (but no later than 60 days after the date the Shelf Notice is delivered), and to use commercially reasonable efforts to cause to be declared effective by the SEC (within 90 days after such filing date), a Form S-3 providing for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act relating to the offer and sale, from time to time, of the Registrable Securities beneficially owned by such Investor and the other Stockholders holding a Registrable Amount who elect to participate therein as provided in Section 2.3(b) in accordance with the plan and method of distribution set forth in the prospectus included in such Form S-3 (the "Shelf Registration Statement").


                                   Annex A-9

                           (b)      Within five Business Days after receipt of a
Shelf Notice pursuant to Section 2.3(a), the Company will deliver written notice thereof to each Stockholder. Each Stockholder may elect to participate in the Shelf Registration Statement by delivering to the Company a written request to so participate within ten days after the Shelf Notice is given to any such Stockholders.

                           (c)      Subject to Section 2.3(d), the Company will
use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective until the earlier of (i) one year after the Shelf Registration Statement has been declared effective; and (ii) the date on which all Registrable Securities covered by the Shelf Registration Statement have been sold thereunder in accordance with the plan and method of distribution disclosed in the prospectus included in the Shelf Registration Statement, or otherwise.

                           (d)      Notwithstanding anything to the contrary
contained in this Agreement, the Company shall be entitled, from time to time, by providing written notice to the Stockholders who elected to participate in the Shelf Registration Statement, to require such Stockholders to suspend the use of the prospectus for sales of Registrable Securities under the Shelf Registration Statement for a reasonable period of time not to exceed 60 days in succession or 90 days in the aggregate in any 12 month period (a "Suspension Period") if the Company shall determine that it is required to disclose in the Shelf Registration Statement a financing, acquisition, corporate reorganization or other similar corporate transaction or other material event or circumstance affecting the Company or its securities, and that the disclosure of such information at such time would be detrimental to the Company or its stockholders. Immediately upon receipt of such notice, the Stockholders covered by the Shelf Registration Statement shall suspend the use of the prospectus until the requisite changes to the prospectus have been made as required below. Any Suspension Period shall terminate at such time as the public disclosure of such information is made. After the expiration of any Suspension Period and without any further request from a Stockholder, the Company shall as promptly as reasonably practicable prepare a post-effective amendment or supplement to the Shelf Registration Statement or the prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  Section 2.4 Withdrawal Rights. Any Stockholder having notified or directed the Company to include any or all of its Registrable Securities in a registration statement under the Securities Act shall have the right to withdraw any such notice or direction with respect to any or all of the Registrable Securities designated by it for registration by giving written notice to such effect to the Company prior to the effective date of such registration statement. In the event of any such withdrawal, the Company shall not include such Registrable Securities in the applicable registration and such Registrable Securities shall continue to be Registrable Securities for all purposes of this Agreement. No such withdrawal shall affect the obligations of the Company with respect to the Registrable Securities not so withdrawn; provided, that, in the case of a Demand Registration, if such withdrawal shall reduce the number of Registrable Securities sought to be included in such registration below the Registrable Amount, then the Company shall as promptly as practicable give each holder of Registrable Securities sought to be registered


                                   Annex A-10
notice to such effect and, within ten days following the mailing of such notice, such holder of Registrable Securities still seeking registration shall, by written notice to the Company, elect to register additional Registrable Securities to satisfy the Registrable Amount or elect that such registration statement not be filed or, if theretofore filed, be withdrawn. During such ten day period, the Company shall not file such registration statement if not theretofore filed or, if such registration statement has been theretofore filed, the Company shall not seek, and shall use commercially reasonable efforts to prevent, the effectiveness thereof. Any registration statement withdrawn or not filed (a) in accordance with an election by the Company, (b) in accordance with an election by the Requesting Stockholders in the case of a Demand Registration or by Fortress or Greenhill or their respective Permitted Transferees with respect to a Shelf Registration Statement, or (c) in accordance with an election by the Company subsequent to the effectiveness of the applicable Demand registration statement because any post-effective amendment or supplement to the applicable Demand registration statement contains information regarding the Company which the Company deems adverse to the Company, shall not be counted as a Demand.

                  Section 2.5 Holdback Agreements. Each Stockholder agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the ten day period prior to and the 120 day period following the date on which the Company has notified the Stockholders that it, or in the case of a Demand Registration, the Requesting Stockholders, intend to commence a public offering, Demand Registration or Piggyback Registration (in each case, except as part of such registration), or, in each case, a later date required by any underwriting agreement with respect thereto; provided, that the foregoing shall not restrict transfers made pursuant to the "drag along" or "tag along" provisions of this Agreement.

                  Section 2.6       Registration Procedures.

                           (a)      Registration. If and whenever the Company is
required to use commercially reasonable efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1, 2.2, and 2.3 the Company shall as expeditiously as reasonably possible:

                                    (i)      prepare and file with the
Commission a registration statement to effect such registration and thereafter use commercially reasonable efforts to cause such registration statement to become and remain effective, pursuant to the terms of this agreement; provided however that the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto; provided further that before filing such registration statement or any amendments thereto, the Company will furnish to the counsel selected by the holders of Registrable Securities which are to be included in such registration ("Selling Holders") copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and such review to be conducted with reasonable promptness;

                                    (ii)     prepare and file with the
Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as


                                   Annex A-11
may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or (i) in the case of a registration pursuant to Section 2.1, the expiration of 60 days after such registration statement becomes effective, or (ii) in the case of a registration pursuant to Section 2.2, the expiration of 60 days after such registration statement becomes effective or
(iii) in the case of a registration pursuant to Section 2.3, the expiration of one year after such registration statement becomes effective;

                                    (iii)    furnish to each Selling Holder and
each underwriter, if any, of the securities being sold by such Selling Holder such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as such Selling Holder and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;

                                    (iv)     use commercially reasonable efforts
to register or qualify such Registrable Securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as any Selling Holder and any underwriter of the securities being sold by such Selling Holder shall reasonably request, and take any other action which may be reasonably necessary or advisable to enable such Selling Holder and underwriter to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Selling Holder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to file a general consent to service of process in any such jurisdiction;

                                    (v)      use commercially reasonable efforts
to cause such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if no such securities are so listed, use commercially reasonable efforts to cause such Registrable Securities to be listed on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market ("Nasdaq");

                                    (vi)     use commercially reasonable efforts
to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Selling Holder(s) thereof to consummate the disposition of such Registrable Securities;

                                    (vii)    in connection with an underwritten
offering, obtain for each Selling Holder and underwriter:


                                   Annex A-12

                                             (1)      an opinion of counsel for
         the Company, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Selling Holder and underwriters, and

                                             (2)      a "comfort" letter (or, in
         the case of any such Person which does not satisfy the conditions for receipt of a "comfort" letter specified in Statement on Auditing Standards No. 72, an "agreed upon procedures" letter) signed by the independent public accountants who have certified the Company's financial statements included in such registration statement;

                                    (viii)   promptly notify, in writing, each
Selling Holder and the underwriters, if any, of the following events:

                                             (1)      the filing of the
         registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

                                             (2)      any request by the
         Commission for amendments or supplements to the registration statement or the prospectus or for additional information;

                                             (3)      the issuance by the
         Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings by any Person for that purpose; and

                                             (4)      the receipt by the Company
         of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

                                    (ix)     notify each Selling Holder, at any
time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of any Selling Holder, promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                                    (x)      make every reasonable effort to
obtain the withdrawal of any order suspending the effectiveness of the registration statement;


                                   Annex A-13

                                    (xi)     otherwise use commercially
reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to Selling Holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first day of the Company's first full quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                                    (xii)    use its reasonable best efforts to
assist Stockholders who made a request of the Company to provide for a third party "market maker" for the Common Stock; provided, however, that the Company shall not be required to serve as such "market maker"; and

                                    (xiii)   have appropriate officers of the
Company prepare and make presentations at any "road shows" and before analysts and rating agencies, as the case may be, take other actions to obtain ratings for any Registrable Securities (if they are eligible to be rated) and otherwise use its reasonable best efforts to cooperate as reasonably requested by the underwriters in the offering, marketing or selling of the Registrable Securities.

         The Company may require each Selling Holder and each underwriter, if any, to furnish the Company in writing such information regarding each Selling Holder or underwriter and the distribution of such Registrable Securities as the Company may from time to time reasonably request to complete or amend the information required by the registration statement.

                           (b)      Underwriting. Without limiting any of the
foregoing, in the event that the offering of Registrable Securities is to be made by or through an underwriter, the Company shall enter into an underwriting agreement with a managing underwriter or underwriters containing representations, warranties, indemnities and agreements customarily included (but not inconsistent with the agreements contained herein) by an issuer of common stock in underwriting agreements with respect to offerings of common stock for the account of, or on behalf of, such issuers. In connection with any offering of Registrable Securities registered pursuant to this Agreement, the Company shall (i) furnish to the underwriter, if any (or, if no underwriter, the sellers of such Registrable Securities), unlegended certificates representing ownership of the Registrable Securities being sold, in such denominations as requested and (ii) instruct any transfer agent and registrar of the Registrable Securities to release any stop transfer order with respect thereto.

                           (c)      Return of Prospectuses. Each Selling Holder
agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.6(a)(ix), such Selling Holder shall forthwith discontinue such Selling Holder 's disposition of Registrable Securities pursuant to the applicable registration statement and prospectus relating thereto until such Selling Holder 's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.6(a)(ix) and, if so directed by the Company, deliver to the Company, at the Company's expense, all copies, other than permanent file copies, then in such Selling Holder 's possession of the prospectus current at the time of receipt of such notice relating to such Registrable Securities. In the event the Company shall give such notice, any applicable 60 day or one year period during which such registration statement must remain effective pursuant to this Agreement shall be extended by the number of days during the period from the date of giving of a notice regarding the happening of an event of the kind described


                                   Annex A-14
in Section 2.6(a)(ix) to the date when all such Selling Holders shall receive such a supplemented or amended prospectus and such prospectus shall have been filed with the Commission.

                  Section 2.7 Registration Expenses. All expenses incident to the Company's performance of, or compliance with, its obligations under this Agreement including, without limitation, all registration and filing fees, all fees and expenses of compliance with securities and "blue sky" laws, all printing and copying expenses, all messenger and delivery expenses, all fees and expenses of the Company's independent certified public accountants and counsel (including, without limitation, with respect to "comfort" letters and opinions) (collectively, the "Registration Expenses") shall be borne by the Company. The Company will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties, the expense of any annual audit and the expense of any liability insurance) (collectively, "Internal Expenses") and the expenses and fees for listing the securities to be registered on each securities exchange and included in each established over-the-counter market on which similar securities issued by the Company are then listed or traded. Each Selling Holder shall pay its portion of all underwriting discounts and commissions and transfer taxes, if any, relating to the sale of such Selling Holder 's Registrable Securities pursuant to any registration.

                  Section 2.8       Indemnification.

                           (a)      By the Company. The Company agrees to
indemnify and hold harmless, to the fullest extent permitted by law, each Selling Holder, its officers, directors, employees, managers, partners and agents and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) such Selling Holder or such other indemnified Person from and against all losses, claims, damages, liabilities and expenses (including reasonable expenses of investigation and reasonable attorneys' fees and expenses) (collectively, the "Losses") caused by, resulting from or relating to any untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as the same are caused by any information furnished in writing to the Company by such Selling Holder expressly for use therein or by such Selling Holder 's failure to deliver a copy of a current prospectus or any amendments or supplements thereto (which does not contain any such material misstatements or omissions) after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering and without limiting any of the Company's other obligations under this Agreement, the Company shall also indemnify such underwriters, their officers, directors, employees and agents and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) such underwriters or such other indemnified Person to the same extent as provided above with respect to the indemnification (and exceptions thereto) of the holders of Registrable Securities being sold.

                           (b)      By the Selling Holders. In connection with
any registration statement in which a holder of Registrable Securities is participating, each such Selling Holder will furnish to the Company in writing information regarding such Selling Holder's ownership of


                                   Annex A-15

Registrable Securities and its intended method of distribution thereof and, to the extent permitted by law, shall, severally and not jointly, indemnify the Company, its directors, officers, employees and agents and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) the Company or such other indemnified Person against all Losses caused by any untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or omission is caused by and contained in such information so furnished in writing by such Selling Holder expressly for use therein; provided, however, that each Selling Holder 's obligation to indemnify the Company hereunder shall, to the extent more than one Selling Holder is subject to the same indemnification obligation, be apportioned between each Selling Holder based upon the net amount received by each Selling Holder from the sale of Registrable Securities, as compared to the total net amount received by all of the Selling Holders of Registrable Securities sold pursuant to such registration statement. Notwithstanding the foregoing, no Selling Holder shall be liable to the Company for amounts in excess of the lesser of (i) such apportionment and (ii) the amount received by such holder in the offering giving rise to such liability.

                           (c)      Notice. Any Person entitled to
indemnification hereunder shall give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, however, the failure to give such notice shall not release the indemnifying party from its obligation, except to the extent that the indemnifying party has been materially prejudiced by such failure to provide such notice on a timely basis.

                           (d)      Defense of Actions. In any case in which any
such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not (so long as it shall continue to have the right to defend, contest, litigate and settle the matter in question in accordance with this paragraph) be liable to such indemnified party hereunder for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, supervision and monitoring (unless (i) such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to the defenses available to such indemnifying party or (ii) the indemnifying party shall have failed within a reasonable period of time to assume such defense and the indemnified party is or is reasonably likely to be prejudiced by such delay, in either event the indemnified party shall be promptly reimbursed by the indemnifying party for the expenses incurred in connection with retaining separate legal counsel). An indemnifying party shall not be liable for any settlement of an action or claim effected without its consent. The indemnifying party shall lose its right to defend, contest, litigate and settle a matter if it shall fail to diligently contest such matter (except to the extent settled in accordance with the next following sentence). No matter shall be settled by an indemnifying party without the consent of the indemnified party (which consent shall not be unreasonably withheld, it being understood that the indemnified


                                   Annex A-16
party shall not be deemed to be unreasonable in withholding its consent if the proposed settlement imposes any obligation on the indemnified party other than the payment of money).

                           (e)      Survival. The indemnification provided for
under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Person and will survive the transfer of the Registrable Securities and the termination of this Agreement.

                           (f)      Contribution. If recovery is not available
under the foregoing indemnification provisions for any reason or reasons other than as specified therein, any Person who would otherwise be entitled to indemnification by the terms thereof shall nevertheless be entitled to contribution with respect to any Losses with respect to which such Person would be entitled to such indemnification but for such reason or reasons. In determining the amount of contribution to which the respective Persons are entitled, there shall be considered the Persons' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and other equitable considerations appropriate under the circumstances. It is hereby agreed that it would not necessarily be equitable if the amount of such contribution were determined by pro rata or per capita allocation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation. Notwithstanding the foregoing, no Investor shall be required to make a contribution in excess of the net amount received by such holder from its sale of Registrable Securities in connection with the offering that gave rise to the contribution obligation.

                           (g)      Not less than five Business Days before the
expected filing date of each registration statement pursuant to this Agreement, the Company shall notify each Stockholder who has timely provided the requisite notice hereunder entitling the Stockholder to register Registrable Securities in such registration statement of the information, documents and instruments from such Stockholder that the Company or any underwriter reasonably requests in connection with such registration statement, including, but not limited to a questionnaire, custody agreement, power of attorney, lock-up letter and underwriting agreement (the "Requested Information"). If the Company has not received, on or before the second day before the expected filing date, the Requested Information from such Stockholder, the Company may file the Registration Statement without including Registrable Securities of such Stockholder. The failure to so include in any registration statement the Registrable Securities of a Stockholder (with regard to that registration statement) shall not in and of itself result in any liability on the part of the Company to such Stockholder.

                                  ARTICLE III

                                PREEMPTIVE RIGHTS

                  Section 3.1       Preemptive Rights.

                           (a)      Each of the Stockholders shall, until the
fifth anniversary of the Closing Date but only for so long as such Stockholder owns at least 10% of the outstanding


                                   Annex A-17

Registrable Securities (each a "Qualified Stockholder"), have the right to purchase additional shares of Common Stock, or securities directly or indirectly convertible into or exchangeable for shares of Common Stock (including without limitation, warrants, options or convertible stock or debt)(any such securities so issued, "New Securities"), in a pro-rata amount and on the same terms and conditions as are called for by each future issuance (or as nearly as may be practicable in the event the Qualified Stockholders cannot comply with such terms and conditions), in any issuance of securities by the Company other than
(i) issuances of securities described in Section 5.8 of the Securities Purchase Agreement (including without limitation pursuant to the Employee Stock Option
Plan) or other securities issued to an employee, director or bona fide consultant to the Company as compensation pursuant to a plan or agreement that is approved by holders of a majority of the outstanding shares of Common Stock,
(ii) securities issued as consideration for a bona fide business combination or acquisition of securities or other property, or (iii) securities issued upon a conversion of or in exchange for securities issued by the Company in full compliance with the preemptive rights of the Stockholders set forth in this
Section 3.1; provided, that such conversion or exchange feature was contained in the securities so issued and the exercise thereof occurred at the sole option of the holder. For the purposes of this Section 3.1, the term "pro-rata amount" shall mean such amount as will allow each Qualified Stockholder to maintain its then existing percentage ownership of the Common Stock on a fully diluted basis.

                           (b)      The Company shall give each Qualified
Stockholder notice (an "Issuance Notice") of any proposed issuance by the Company of any New Securities at least 10 days prior to the proposed issuance date. The Issuance Notice shall specify the price at which such New Securities are to be issued and the other material terms of the issuance. A Qualified Stockholder may exercise its rights under this Section 3.1 by delivering notice of its election to purchase New Securities to the Company within five Business Days of receipt of the Issuance Notice. A delivery of such notice (which notice shall specify the number (or amount) of shares of New Securities to be purchased by the Stockholder submitting such notice, up to such Qualified Stockholder's pro rata amount) by such Qualified Stockholder shall constitute a binding agreement of such Stockholder to purchase, at the price and on the terms specified in the Issuance Notice, the number of shares (or amount) of New Securities specified in such Stockholder's notice. If, at the termination of such five day-period, any Qualified Stockholder shall not have exercised its rights to purchase any of such Stockholder's pro rata amount of such New Securities, such Qualified Stockholder shall be deemed to have waived all of its rights under this Section 3.1 with respect to the purchase of such New Securities.

                           (c)      The Company shall have 90 days from the date
of the Issuance Notice to consummate the proposed issuance of any or all of such New Securities that the Qualified Stockholders have elected not to purchase at the price and upon terms that are not materially less favorable to the Company than those specified in the Issuance Notice, provided, that, if such issuance is subject to regulatory approval, such 90 day period shall be extended until the expiration of five Business Days after all such approvals have been received, but in no event later than 180 days from the date of the Issuance Notice. At the consummation of such issuance, the Company shall issue certificates representing the New Securities to be purchased by each Stockholder exercising preemptive rights pursuant to this Section 3.1 registered in the name of such Stockholder, against payment by such Stockholder of the purchase price for such New Securities. If the Company proposes to issue any class of New Securities after the time periods set forth herein, it shall again comply with the procedures set forth in this Section 3.1.


                                   Annex A-18

                                   ARTICLE IV

                                 MONITORING FEES


                  Section 4.1 Monitoring Fees. The Company shall pay to Fortress and Greenhill (on a pro-rata basis based on its initial share of the Investment) an annual monitoring fee of $2.0 million (the "Monitoring Fee"), to be paid quarterly in advance or as soon thereafter as permitted in accordance with the next sentence hereof, for the period from the Closing Date until the first anniversary thereof. In no event shall such monitoring fee be paid within 45 days before or after any dividend payment by the Company. The Monitoring Fee shall constitute compensation for consulting and management advisory services and analysis, as reasonably requested by the Company and provided by Fortress and Greenhill with respect to (i) financial matters (including the raising of debt or equity capital in private or public transactions), (ii) transaction structures, (iii) acquisitions and dispositions of assets and subsidiaries, (iv) mergers and other strategic alliances and decisions, and (v) the Company's personnel, systems, and budgets. The Monitoring Fee and the provision of services in connection therewith shall be renewable on an annual basis by the vote of a majority of the Board that includes the vote of at least one director who is not a Board designee of either Fortress or Greenhill or an Affiliate or Associate thereof or a member of the Company's management and who is not, directly or indirectly, receiving compensation for such vote.

                                   ARTICLE V


                               BOARD OF DIRECTORS

                  Section 5.1       Board.

                           (a)      For so long as this Agreement is in effect,
each of the Stockholders shall vote all of the Voting Stock of the Company owned or held of record by such Stockholder and take all other necessary action so as to elect to the Board, and to continue in office, (i) the initial directors designated as set forth in Section 5.10 of the Securities Purchase Agreement (without giving effect to any amendments to such Section 5.10 other than the Amendment) from immediately after the Closing until the first annual meeting of shareholders of the Company following consummation of the Bankruptcy Plan, which will be no earlier than May 1, 2003, and (ii) not more than nine directors thereafter, which shall include (x) David Abrams, or any other designee of Abrams Capital reasonably acceptable to Fortress/Greenhill, at least until the Company's 2005 annual meeting of shareholders, and (y) those directors designated by the Investors as set forth in Section 5.10 of the Securities Purchase Agreement. The Company shall take all necessary or desirable action within its control to give effect to the provisions of this Article V. No amendment shall be made to Article Eleven of the New Pinnacle Certificate of Incorporation (as in effect on the date of this Agreement), unless in each such case such amendment shall have been approved by each Person that was an original party to this Agreement and remains a "Stockholder" at the time of such amendment.


                                   Annex A-19

                           (b)      Upon the Closing, Fortress shall be entitled
to designate three directors and Greenhill shall be entitled to designate two directors who will serve on the Board until the first annual meeting of shareholders of the Company and whose names and titles are set forth on Annex A hereto. Subsequently, so long as Fortress and Greenhill each remain an Investor under this Agreement, at the time of any election of directors:

                                    (i)      in the case that the number of
directors that Fortress and Greenhill are entitled to designate pursuant to
Section 5.10 of the Securities Purchase Agreement is an even number, each of Fortress and Greenhill shall be entitled to appoint the number of directors equal to one half of such even number; and

                                    (ii)     in the case that the number of
directors that Fortress and Greenhill are entitled to designate pursuant to
Section 5.10 of the Securities Purchase Agreement is an odd number, the Investor holding the majority of the Common Stock held by Fortress and Greenhill collectively shall be entitled to appoint the number of directors equal to one half of the next highest whole integer from such odd number and the other Investor shall be entitled to elect the remaining number of directors; provided, however, that in the event that neither Fortress nor Greenhill is the sole Largest Holder, they will each be entitled to appoint the number of directors equal to one half of the next lowest whole integer from such odd number and together be entitled to appoint an additional director mutually agreed upon by both Investors.

                           (c)      If an Investor notifies the other
Stockholders of its desire to remove, with or without cause, any director previously designated by it, each Stockholder shall vote all of the shares of Voting Stock of the Company owned or held by such Stockholder and take all other necessary actions to cause the removal of any director designated by such Investor pursuant to Section 5.1(a).

                           (d)      In the event that any designee of any
Investor shall for any reason cease to serve as a member of the Board during his term of office, the resulting vacancy on the Board will be filled by an individual designated by such Investor.

                  Section 5.2 Actions. In addition to any other approval requirements, the Company shall not, and shall not permit any of its subsidiaries to, take any of the following actions after the date hereof without first obtaining the unanimous approval of Fortress and Greenhill:

                           (a)      the approval and any modification of the
Company's annual budget;

                           (b)      the hiring or termination of, and the
entering into or modification of any compensation arrangements or employment agreement with an officer holding or prospectively holding either the chief executive officer, the chief financial officer or the chief operating officer positions;

                           (c)      the sale, exchange, license or other
disposition of any of its real properties or other assets, other than in the ordinary course of business or as contemplated in the annual budget approved in accordance with 5.2(a);


                                   Annex A-20

                           (d)      entering into any new joint ventures or
similar projects, other than in the ordinary course of business or as contemplated in the annual budget approved in accordance with 5.2(a);

                           (e)      entering into any new development projects,
other than in the ordinary course of business or as contemplated in the annual budget approved in accordance with 5.2(a);

                           (f)      the mortgage of any of its real properties
or other assets, other than in the ordinary course of business or as set forth in the annual budget approved in accordance with Section 5.2(a); and

                           (g)      entering into new capital or take out
commitments or increase in any existing capital or take out commitments, other than as set forth in the annual budget approved in accordance with Section 5.2(a).

         Any transactions between the Company and an Investor or an Affiliate of an Investor shall, in addition to any other approval requirements, require the approval of a majority of the directors other than directors appointed by such Investor.

                  Section 5.3 Board Waivers. The Company confirms and agrees that the Board has approved, and will not take action to rescind or modify, the waivers provided for in Section 5.8(j) of the Securities Purchase Agreement as to each Investor that is an original party to this Agreement.

                                   ARTICLE VI

                            RESTRICTIONS ON TRANSFER

                  Section 6.1 Restrictions on Transfer. Each Stockholder agrees that it shall Transfer Registrable Securities only in compliance with, and to the extent permitted by, Articles VI and VII and Sections 8.18 and 8.19.

                  Section 6.2 Two Year No Transfer Period. No Stockholder shall Transfer any Registrable Securities for a period of two years following the date of this Agreement, except as follows:

                           (a)      any Transfer made with the consent of both
Greenhill and Fortress;

                           (b)      any Transfer among Fortress, Greenhill and
their respective Permitted Transferees;

                           (c)      any Transfer from any Stockholder to one or
more of its respective Permitted Transferees;

                           (d)      any Transfer of Registrable Securities in
accordance with Article VII hereof either by Tag-Along Persons pursuant to
Section 7.1 or by Drag-Along Stockholders pursuant to Section 7.2;


                                   Annex A-21

                           (e)      any bona fide pledge of the Registrable
Securities to a bank, financial institution or other lender;

                           (f)      any transfer in compliance with Rule 144; or

                           (g)      any transfer pursuant to a Public Offering.

         The exceptions in clauses (a), (b), (c), (d) or (e) above are subject to the condition that any transferee pursuant to such sub-sections which is a Permitted Transferee, except with respect to a Distribution in Kind, and any other transferee pursuant to such sub-section which upon completion of such transfer will own at least 5% of the then outstanding Registrable Securities (each such transferee (other than a Permitted Transferee) a "Third Party Transferee"), execute (or, in the case of clause (e) above, that the pledging Stockholder use its reasonable efforts to cause the pledgee to execute prior to any foreclosure of the shares so pledged) the agreement referred to in Section
6.3. The provisions of this Agreement shall be applied to the shares of Common Stock acquired by any Permitted Transferee or Third Party Transferee of a Stockholder in the same manner and to the same extent as such provisions were applicable to such shares of Common Stock in the hands of such Stockholder. Any reference in this Agreement to the Stockholders shall be deemed to include each Stockholder and its respective Permitted Transferees and Third Party Transferees.

         Each Stockholder agrees that it will not, directly or indirectly, transfer any Registrable Securities unless such transfer is made (i) pursuant to an effective registration statement under the Securities Act and is qualified under applicable state securities or blue sky laws or (ii) without registration under the Securities Act and qualification under applicable state securities or blue sky laws, as a result of the availability of an exemption from registration and qualification under such laws, and such Stockholder shall have furnished to the other Stockholders, with a copy to the Company, a certificate to that effect; provided, however, that no certificate or opinion of counsel is required to be delivered in connection with a transfer of Registrable Securities by a Tag-Along Person pursuant to Section 7.1 or a Drag-Along Stockholder pursuant to
Section 7.2.

                  Section 6.3 Binding Effect on Transferees. Prior to the Transfer by a Stockholder of Registrable Securities to a Permitted Transferee (other than a Distribution in Kind) or a Third Party Transferee, the transferring Stockholder shall cause the transferee to execute (or, in the case of an execution of a pledge, the pledging Stockholder shall use its reasonable efforts to cause the pledgee to execute prior to any foreclosure of the shares so pledged) an agreement on the same terms and conditions set forth herein, providing that such transferee shall be bound by and shall fully comply with the terms of this Agreement.

                  Section 6.4 Notifications Regarding Transfers. To the extent that any Stockholder proposes a Transfer pursuant to Section 6.2(a), such Stockholder shall provide notice ("Transfer Notification") to each of Fortress and Greenhill at least ten Business Days prior to the proposed transfer date of the number of Registrable Securities proposed to be Transferred. Fortress and Greenhill shall notify such Stockholder of whether the Transfer has been approved within eight Business Days of receipt of a Transfer Notification; provided, however, that Fortress and Greenhill shall be deemed to have approved such proposed Transfer if they fail to notify such Stockholder by such date.


                                   Annex A-22

                  Section 6.5 Additional Purchases. Any Registrable Securities, and shares of Common Stock generally, owned by a Stockholder on or after the date of this Agreement shall be subject to terms and conditions of this Agreement, including, without limitation Articles V, VI and VII and Sections 8.18 and 8.19, to the extent applicable.

                  Section 6.6 Charter Provisions. No amendment shall be made to the Company's Certificate of Incorporation as in effect as of the date of this Agreement in a manner that would (a) narrow the definition or application of the term "Section 382 Excepted Holder", as that term is used in the Company's Certificate of Incorporation, (b) add restrictions to the transferability of the Registrable Securities beyond those provided for in the Company's Certificate of Incorporation, this Agreement or the securities laws, or (c) nullify the rights of any Stockholder explicitly provided for in this Agreement, unless in each such case such amendment shall have been approved by each Person that was an original party to this Agreement and remains a "Stockholder" at the time of such amendment.


                                  ARTICLE VII

           TAG-ALONG RIGHTS; DRAG-ALONG RIGHTS; RIGHT OF FIRST OFFER

                  Section 7.1       Tag-Along Rights.

                           (a)      Notwithstanding anything in this Agreement
to the contrary, except in the case of (i) Transfers by a Stockholder to a Permitted Transferee of such Stockholder within the meaning of clause (B) or
(C) of the definition of "Permitted Transferee", (ii) Transfers among Fortress, Greenhill and their respective Permitted Transferees, (iii) Transfers where rights are exercised pursuant to Section 7.2 or Section 7.4 and (iii) Transfers pursuant to Article II or in connection with a sale consistent with Rule 144 under the Securities Act, each of Fortress and Greenhill, in each case for so long as it shall hold at least 15% of the Registrable Securities, shall refrain from effecting any Transfer of Registrable Securities (a "Tag-Along Sale") unless, prior to the consummation thereof, the other Stockholders who shall own at least the Registrable Amount shall have been afforded the opportunity to join in such Transfer on a pro rata basis, as provided in this Section 4.1 (each such Stockholder, a "Tag-Along Person").

                           (b)      Prior to consummation of such proposed
Transfer, the Stockholder proposing a transfer (the "Tag-Along Seller") shall cause the person or group that proposes to acquire such shares (the "Proposed Purchaser") to offer in writing (the "Tag-Along Offer") to purchase Registrable Securities owned by the Tag-Along Person(s), such that the number of Registrable Securities so offered to be purchased from the Tag-Along Person shall be equal to the product obtained by multiplying the aggregate number of Registrable Securities proposed to be purchased by the Proposed Purchaser by such Tag-Along Person's Pro Rata Portion. In addition, the Tag-Along Offer shall set forth the consideration for which the Tag-Along Sale is proposed to be made and all other material terms and conditions of the Tag-Along Sale. If the Tag-Along Offer is accepted by any Tag-Along Person, then the number of Registrable Securities to be sold to the Proposed Purchaser by the Tag-Along Seller shall be reduced by the aggregate number of Registrable Securities to be purchased by the Proposed Purchaser from such Tag-Along Person(s) pursuant thereto. The purchase from the Tag-Along Person(s) shall be


                                  Annex A-23
made on the same terms and conditions (including timing of receipt of consideration and choice of consideration, if any) as the Proposed Purchaser shall have offered to purchase Registrable Securities to be sold by the Tag-Along Seller.

                           (c)      The Tag-Along Person(s) shall have five
Business Days from the date of receipt of the Tag-Along Offer (the "Tag-Along Notice Period") during which to accept such Tag-Along Offer by written notice to the Tag-Along Seller or a representative of the Tag-Along Seller designated in the Tag-Along Offer, and the closing of such purchase shall occur within ten days after such acceptance by all Tag-Along Person(s) or the expiration of the Tag-Along Notice Period, which ever is sooner, or at such other time as the Tag-Along Person(s), the Tag-Along Seller and the Proposed Purchaser may agree; provided, however, that if any of the transactions contemplated by the Tag-Along Offer are subject to regulatory approval such ten day period shall be extended until the expiration of five Business Days after all such approvals have been received, but in no event later than 180 days after delivery of the Tag-Along Offer. Delivery of an acceptance of the Tag-Along Offer shall be accompanied by the certificate(s) representing the Registrable Securities to be included in the Tag-Along Sale, duly endorsed, together with all other documents required to be executed in connection with such Tag-Along Sale, or if such delivery is not permitted by applicable law, an unconditional agreement to deliver such certificates pursuant to this Section 7.1 at the closing for such Tag-Along Sale against delivery to such Stockholder of the consideration therefor.

                           (d)      Any Tag-Along Person which fails to accept
the purchase offer within the Tag-Along Notice Period shall be deemed to have waived its rights under Section 7.1 with respect to the transfer of its Registrable Securities pursuant to such Tag-Along Sale.

                           (e)      Concurrently with the consummation of the
Tag-Along Sale, the Tag-Along Seller shall give notice thereof to the Tag-Along Persons, shall remit to each of the Tag-Along Persons the total consideration for the Registrable Securities of such Tag-Along Person transferred pursuant thereto, with the cash portion of the purchase price paid by bank or certified check and any non-cash portion to be delivered as promptly as possible and promptly after the consummation of such Tag-Along Sale, furnish such other evidence of the completion and time of completion of such transfer and the terms thereof as may be reasonably requested by the Tag-Along Persons.

                           (f)      Notwithstanding anything contained in this
Section 7.1, there shall be no liability on the part of the Tag-Along Seller to the Tag-Along Persons (other than the obligation to return any certificates evidencing Registrable Securities and any other documents required to be executed in connection with such Tag-Along Sale) if the Tag-Along Sale is not consummated for whatever reason. Whether to effect a Tag-Along Sale is in the sole and absolute discretion of the Tag-Along Seller.

                  Section 7.2       Drag-Along Rights.

                           (a)      If the Largest Holder (the "Drag-Along
Seller") proposes a Transfer of all Registrable Securities held by it (or both Fortress and Greenhill should they together be deemed to be the Largest Holder), including in connection with a sale or exchange, whether directly or pursuant to a merger, consolidation or otherwise (a "Drag-Along Sale"), such Drag-


                                  Annex A-24

Along Seller may require all other Stockholders (the "Drag-Along Stockholders") to sell all Registrable Securities and any other securities of the Company ("Drag-Along Rights") then held by such Stockholder, for the same consideration and otherwise on the same terms and conditions (including timing of receipt of consideration and choice of consideration, if any) as the sale by such Drag-Along Seller. For purposes of the foregoing, it is agreed that (x) Drag-Along Stockholders shall not be required to convert or exchange Registrable Securities that are other than Common Stock unless the Drag-Along Seller is also converting or exchanging such Registrable Securities, (y) if the Drag-Along Seller is selling Common Stock but is not selling other Registrable Securities of the same type as is held by one or more Drag-Along Stockholders, such other Registrable Securities shall be valued at the value of the Common Stock issuable thereunder in the Drag-Along Sale, net of the exercise or conversion price therefor and (z) Drag-Along Stockholders shall not be required to accept consideration in a Drag Along Sale other than cash or securities.

                           (b)      The Drag-Along Seller shall provide written
notice of such Drag-Along Sale to the Drag-Along Stockholders (a "Drag-Along Notice") not later than the 15th day prior to the proposed Drag-Along Sale. The Drag-Along Notice shall identify the transferee, the consideration for which a transfer is proposed to be made (the "Drag-Along Sale Price") and all other material terms and conditions of the Drag-Along Sale. Subject to Section 7.2(d) and Section 7.3, each Drag-Along Stockholder shall be required to participate in the Drag-Along Sale on the terms and conditions set forth in the Drag-Along Notice and to tender all its Registrable Securities as set forth below. The price(s) payable in such transfer shall be the Drag-Along Sale Price. Not later than the tenth Business Day following the date of the Drag-Along Notice (the "Drag-Along Notice Period"), each of the Stockholders shall deliver to a representative of the Drag-Along Seller designated in the Drag-Along Notice certificates representing all the Registrable Securities beneficially owned and held by such Stockholder, duly endorsed, together with all other documents required to be executed in connection with such Drag-Along Sale, or if such delivery is not permitted by applicable law, an unconditional agreement to deliver such certificates pursuant to this Section 7.2 at the closing for such Drag-Along Sale on the terms and conditions set forth in the Drag-Along Notice against delivery to such Stockholder of the consideration therefor.

                           (c)      The Drag-Along Seller shall have a period
of 90 days from the date of receipt of the Drag-Along Notice to consummate the Drag-Along Sale on the terms and conditions set forth in such Drag-Along Notice; provided, that if such Drag-Along Sale is subject to regulatory approval, such 90 day period shall be extended until the expiration of five Business Days after all such approvals have been received, but in no event later than 180 days following the delivery of the Drag-Along Notice. If the Drag-Along Sale shall not have been consummated during such period, the Drag-Along Seller shall return to each of the Stockholders all certificates or other evidence of title and ownership representing Registrable Securities that such Stockholders delivered for transfer pursuant hereto, together with any documents in the possession of the Drag-Along Seller executed by the other Stockholders in connection with such proposed Transfer, and all the restrictions on transfer contained in this Agreement or otherwise applicable at such time with respect to Registrable Securities owned by the Stockholders shall again be in effect.


                                  Annex A-25

                           (d)      Concurrently with the consummation of the
Transfer of shares pursuant to this Section 7.2, the Drag-Along Seller shall give notice thereof to all Stockholders, shall remit to each of the Stockholders who have surrendered their certificates or other evidence of title and ownership the total consideration (with the cash portion of the purchase price paid by bank or certified check and any non-cash portion to be delivered as promptly as possible and promptly after the consummation of such Drag-Along
Sale) for the Registrable Securities transferred pursuant hereto and promptly after consummation of the Drag-Along Sale shall furnish such other evidence of the completion and time of completion of such transfer and the terms thereof as may be reasonably requested by such Stockholders.

                  Section 7.3 Additional Conditions to Tag-Along Sales and Drag-Along Sales. Notwithstanding anything contained in Sections 7.1 or 7.2, the rights and obligations of the Tag-Along Person or the Drag-Along Stockholders (each an "Other Stockholder") to participate in a Tag-Along Sale pursuant to Section 7.1 or a Drag-Along Sale pursuant to Section 7.2, are subject to the following conditions:

                           (a)      no Other Stockholder shall be obligated to
pay any expenses incurred in connection with any unconsummated Tag-Along Sale or any consummated or unconsummated Drag-Along Sale, and each Tag-Along Person shall be obligated to pay only its pro rata share (based on the number of shares of Common Stock (including for such purposes the shares of Common Stock issuable upon exercise of Registrable Securities) transferred) of reasonable expenses incurred in connection with a consummated Tag-Along Sale to the extent such expenses are incurred for the benefit of all Stockholders and are not otherwise paid by the Company or another Person; and

                           (b)      each Other Stockholder shall (i) make such
representations, warranties and covenants and enter into such definitive agreements as are customary for transactions of the nature of the proposed Transfer; provided that no Other Stockholder shall be required to provide any representations or indemnities in connection with any Tag-Along Sale or Drag-Along Sale other than representations and indemnities concerning such Other Stockholder's title to the Registrable Securities free and clear of any encumbrances, including actual or pending litigation to which such Other Stockholder is a party, and such Other Stockholder's existence, power and due authorization to enter into and consummate the Transfer without contravention of any law or material agreement; provided further that any such indemnity shall (as to such Other Stockholders) be expressly stated to be several but not joint, (ii) benefit from all of the same provisions of the definitive agreements as the Tag-Along Seller or Drag-Along Seller, as the case may be, and (iii) be required to bear its proportionate share of any escrows, holdbacks or adjustments in purchase price.

                  Section 7.4       Rights of First Offer.

                           (a)      If any Stockholder (a "Proposing
Stockholder") proposes to transfer (each, a "Proposed Transfer") any of its Registrable Securities (the "Offered Securities") to any Person, other than to a Permitted Transferee or in a Public Offering or in a transfer in compliance with Rule 144 (each, a "Third Party"), such Stockholder shall submit a written notice (a "Notice of Proposed Transfer") to the other Stockholders holding more than 10% of the issued and outstanding Registrable Securities at that time (the "Remaining Stockholders") describing the


                                  Annex A-26
material terms and conditions of the Proposed Transfer in reasonable detail, including, without limitation, the proposed purchase price (the "Offer Price").

                           (b)      Upon receipt of the Notice of Proposed
Transfer, each of the Remaining Stockholders shall have the primary right, but not the obligation, for a period of three Business Days following receipt of the Notice of Proposed Transfer (the "Primary Option Period"), to elect to purchase at the Offer Price a portion of the Offered Securities equal to such Remaining Stockholder's Pro Rata Portion (provided that, for the purposes of this Section 7.4(b), the denominator of the Pro Rata Portion shall be net of the Registrable Securities held by the Proposing Stockholder), on the same terms and conditions as are set forth in the Notice of Proposed Transfer. Within two Business Days after the end of the Primary Option Period, the Proposing Stockholder shall notify the Remaining Stockholders who exercised their rights during the Primary Option Period (the "Second Round Notice") whether the Remaining Stockholders have accepted all of the Offered Securities and, if not, shall set forth the remaining number of shares of Offered Securities (the "Remaining Securities"). Each Remaining Stockholder exercising its primary right shall also have a secondary right, on the same terms as are set forth in the Notice of Proposed Transfer, for a period of three Business Days from the receipt of the Second Round Notice (the "Secondary Option Period"), to purchase any or all of the Remaining Securities. If, however, there is more than one Remaining Stockholder desiring to exercise secondary rights to purchase the Remaining Securities and such Remaining Stockholders do not agree on the number of such Remaining Securities to be purchased by each such Remaining Stockholder, then each such Remaining Stockholder shall be entitled to purchase that proportion of the Remaining Securities equal to the number of Registrable Securities owned by such Remaining Stockholder divided by the total of all Registrable Securities held by all of the Stockholders who exercised their rights during the Primary Option Period. The primary and secondary rights of the Remaining Stockholders set forth herein are exercisable in each case by delivery of a notice to the Proposing Stockholder within the time periods specified herein.

                           (c)      In the event that the Remaining Stockholders
exercise their rights to purchase all but not less than all of the Offered Securities in accordance with Section 7.3(b), then the Proposing Stockholder must sell the Offered Securities to the Remaining Stockholders. The Proposing Stockholder shall notify such Remaining Stockholders of the portion of Offered Securities to be sold to each such Remaining Stockholder (the "Allocation Notice") within two Business Days of the end of the Secondary Option Period.
The Proposing Stockholder shall, and hereby covenants to, transfer the Offered Securities to such Remaining Stockholders free and clear of any and all liens, mortgages, pledges, security interests or other restrictions or encumbrances against payment of the Offer Price. Each Remaining Stockholder which has accepted Offered Securities shall purchase and pay, by bank of certified check (in immediately available funds), for the Offered Securities set forth in the Allocation Notice within 20 Business Days after the date of receipt of the Allocation Notice; provided that if the Transfer of such Offered Securities is subject to any prior regulatory approval, subject to Section 7.4(d), the time period during which such transfer may be consummated shall be extended until the expiration of five Business Days after all such approvals have been received.

                           (d)      Upon the earlier to occur of (i) full
rejection of the Offered Stock by all Remaining Stockholders, (ii) the expiration of the Primary Option Period and the Secondary Option Period without Remaining Stockholders electing to purchase all of the Offered


                                  Annex A-27

Stock following the proper delivery of the Notice of Proposed Transfer and the Second Round Notice or (iii) the failure to obtain any required consent or regulatory approval for the purchase of all of the Offered Stock by the Remaining Stockholders within 90 days of full acceptance of the Offered Stock, the Proposing Stockholder shall have a 60 day period during which to effect a transfer of any or all of the Offered Stock, subject to Article VII and Section
7.1 hereof, on substantially the same or more favorable (as to the Proposing Stockholder) terms and conditions as were set forth in the Offer Notice at a price not less than 95% of the Offer Price, provided that, if the Transfer is subject to regulatory approval, such 60 day period shall be extended until the expiration of five Business Days after all such approvals shall have been received, but in no event longer than 180 days following the Notice of Proposed Transfer. If the Proposing Stockholder does not consummate the transfer of the Offered Stock in accordance with the foregoing time limitations, then the right of the Proposing Stockholder to effect the transfer of such Offered Stock pursuant to Section 7.4 shall terminate and the Proposing Stockholder shall again comply with the procedures set forth in this Section 7.4 with respect to any proposed transfer of Common Stock to a Third Party.

                           (e)      If any Stockholder does not purchase any of
the Offered Stock under Section 7.3 but wishes to sell shares of Common Stock under Section 7.1 in the event that the Proposing Stockholder has made a Tag-Along Offer, such Stockholder must deliver an acceptance of a Tag-Along Offer pursuant to Section 7.1(b) simultaneously with declining such Stockholder's right to purchase under this Section 7.3.


                                 ARTICLE VIII

                                 MISCELLANEOUS

                  Section 8.1 Headings. The heading in this Agreement are for convenience of reference only and shall not control or effect the meaning or construction of any provisions hereof.

                  Section 8.2 Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and there are no restrictions, promises, representations, warranties, covenants, conditions or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.

                  Section 8.3 Further Actions; Cooperation. Each of the Stockholders agrees to use its reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable in connection with the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, each of the Stockholders (i) acknowledges that the Stockholders will prepare and file with the Commission filings under the Exchange Act, including under Section 13(d) of the Exchange Act, relating to their beneficial ownership of the Common Stock and (ii) agrees to use its reasonable efforts to assist and cooperate with the other parties in promptly preparing, reviewing and executing any such filings under the Exchange Act, including any amendments thereto.


                                  Annex A-28

                  Section 8.4 Termination of Certain Rights. The rights and obligations hereunder of each Stockholder will terminate with respect to such Stockholder at such time when it no longer meets the definition of a Stockholder under this Agreement; provided, however, that the provisions of
Section 2.8, the rights of any Investor with respect to breach of any provision hereof, and any obligation accrued as of the date of termination shall survive termination of this Agreement.

                  Section 8.5 Rule 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if it is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information so long as necessary to permit sales in compliance with Rule 144 under the Securities Act), and it will take such further reasonable action, to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the reasonable request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such information and filing requirements.

                  Section 8.6 Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated on the signature pages of this Agreement or in writing by such party to the other parties:

                           If to the Company to:

                                    Pinnacle Holdings Inc.
                                    301 North Cattlemen Road, Suite 300
                                    Sarasota, FL  34232
                                    Fax:   (941) 364-8761
                                    Attn:  Chief Executive Officer

                           If to Fortress Registered Investment Trust, to:

                                    c/o Fortress Investment Group, LLC
                                    1301 Avenue of the Americas, 42nd Floor
                                    New York, NY  10019
                                    Fax: (212) 798-6122
                                    Attn:   Wesley R. Edens
                                            William B. Doniger


                                  Annex A-29
                           with a copy (which shall not constitute notice) to:

                                    Skadden, Arps, Slate, Meagher & Flom LLP
                                    4 Times Square
                                    New York, NY 10036-6522
                                    Fax: (212) 735-2000
                                    Attn:   Randall H. Doud

                           If to Greenhill:

                                    c/o Greenhill Capital Partners, L.P.
                                    300 Park Avenue, 23rd Floor
                                    New York, NY  10022
                                    Fax: (212) 389-1706
                                    Attn:   Robert H. Niehaus
                                            Timothy J. Haddock

                           with a copy (which shall not constitute notice) to:

                                    Davis Polk & Wardwell
                                    450 Lexington Avenue
                                    New York, NY 10017
                                    Fax:  (212) 450-3800
                                    Attn:   Nancy L. Sanborn

                           [Contact information of any other Investor]


All such notices, requests, consents and other communications shall be deemed to have been given or made if and when received (including by overnight courier) by the parties at the above addresses or sent by electronic transmission, with confirmation received, to the telecopy numbers specified above (or at such other address or telecopy number for a party as shall be specified by like notice). Any notice delivered by any party hereto to any other party hereto shall also be delivered to each other party hereto simultaneously with delivery to the first party receiving such notice.

                  Section 8.7 Applicable Law. The substantive laws of the State of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement, without regard to conflicts of law doctrines. THE PARTIES HERETO WAIVE THEIR RIGHT TO A JURY TRIAL WITH RESPECT TO DISPUTES HEREUNDER.

                  Section 8.8 Severability. The invalidity, illegality or unenforceability of one or more of the provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement, including any such provisions, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.


                                  Annex A-30

                  Section 8.9 Successors and Assigns. Except as otherwise provided herein, all the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and permitted assigns of the parties hereto. No Stockholder may assign any of its rights hereunder to any Person other than a transferee that has complied in all respects with the requirements of this Agreement (including, without limitation, Section 6.3). If any transferee of any Stockholder shall acquire a Registrable Amount of Registrable Securities, in any manner, other than pursuant to a Distribution in Kind, a Public Offering or in a sale consistent with Rule 144, whether by operation of law or otherwise, such shares shall be held subject to all of the terms of this Agreement, and by taking and holding such shares such Person shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to comply with all of the terms and provisions of this Agreement.

                  Section 8.10 Amendments. This Agreement may not be amended, modified or supplemented unless such amendment, modification or supplement is in writing and signed by the Company and Stockholders holding a majority of the Registrable Securities; provided, that, unless such amendment shall have been reasonably requested by the lead managing underwriter in connection with a registered public offering of the Common Stock, no amendment may adversely affect the rights of any Stockholder that is not a party to such amendment.

                  Section 8.11 Waiver. Any waiver (express or implied) of any default or breach of this Agreement shall not constitute a waiver of any other or subsequent default or breach.

                  Section 8.12 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement.

                  Section 8.13 SUBMISSION TO JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF DELAWARE AND OF THE UNITED STATES OF AMERICA IN EACH CASE IN NEW CASTLE COUNTY, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS AND APPELLATE COURTS FROM ANY THEREOF. EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF TO SUCH PARTY BY REGISTERED OR CERTIFIED MAIL TO SUCH PARTY AT ITS ADDRESS SPECIFIED IN THIS ARTICLE VIII. THE PARITIES HERETO HEREBY IRREVOCABLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENT, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

                  Section 8.14 Injunctive Relief. The Stockholders acknowledge and agree that a violation of any of the terms of this Agreement will cause the Stockholders irreparable injury for which an adequate remedy at law is not available. Therefore, the Stockholders agree that each Stockholder shall be entitled to, an injunction, restraining order or other equitable relief from any


                                  Annex A-31
court of competent jurisdiction, restraining any Stockholder from committing any violations of the provisions of this Agreement. Notwithstanding the foregoing or anything else to the contrary contained herein, the Stockholders acknowledge and agree that specific performance or an injunction, restraining order or similar equitable relief shall be available in connection with a violation of any restriction on the Transfer of Registrable Securities, including, without limitation, restrictions contained in Articles VI and VII, only insofar as such equitable relief causes or enforces a Transfer of Registrable Securities, and does not result in an enjoinder or rescission of an otherwise effective transfer, and that any relief beyond such equitable relief shall consist only of monetary damages. The Stockholders acknowledge that the preceding sentence is intended to ensure compliance with the requirement of
Section 856(a)(2) of the Internal Revenue Code of 1986, as amended, that the shares of stock of a real estate investment trust be transferable.

                  Section 8.15 Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  Section 8.16 Recapitalizations, Exchanges, Etc. Affecting the shares of Common Stock; New Issuances. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to Registrable Securities and to any and all equity or debt securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets, or otherwise) which may be issued in respect of, in exchange for, or in substitution of, such Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, reclassifications, recapitalizations, reorganizations and the like occurring after the date hereof.

                  Section 8.17 Termination. Upon the mutual consent of all of the parties hereto or at such earlier time as each of the Stockholders and their respective Permitted Transferees ceases to collectively beneficially own at least 5% of the issued and outstanding Registrable Securities, the terms of this Agreement (except for Section 2.8, Section 8.5 and this Section 8.17), shall terminate, and be of no further force and effect.

                  Section 8.18      Legends.

                           (a)      In addition to any other legend that may be
required, each certificate for Common Stock issued to any Stockholder shall bear a legend in substantially the following form:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY FOREIGN OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH. THIS SECURITY IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE INVESTOR AGREEMENT DATED AS OF [DATE], 2002, COPIES OF WHICH MAY BE OBTAINED UPON REQUEST FROM PINNACLE HOLDINGS INC. OR ANY SUCCESSOR THERETO.


                                  Annex A-32

                           (b)      If any shares of Common Stock are
registered under the Securities Act, then the Company, upon the written request of the holder thereof, shall issue to such holder a new certificate evidencing such shares of Common Stock without the first sentence of the legend set forth above endorsed thereon. If any shares of Common Stock cease to be subject to any and all restrictions on transfer set forth in this Agreement, the Company, upon the request of the written holder thereof, shall issue to such holder a new certificate evidencing such shares of Common Stock without the second sentence of the legend set forth above endorsed thereon.

                  Section 8.19 Record of Registrable Securities Ownership. In order to properly give effect to the provisions of this Agreement, the Company shall, and shall cause any transfer agent to, maintain a record of transfers of Registrable Securities and shares of Common Stock generally to Permitted Transferees and Third Party Transferees, so that the Company is able to identify the Stockholders and the number of Registrable Securities, and shares of Common Stock generally, held of record by each such Stockholder at any time. This information shall be made available to any Stockholder as promptly as possible following receipt by the Company of a written request by such Stockholder.


                                  Annex A-33

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly as of the date first above written.


                                    COMPANY:

                                    PINNACLE HOLDINGS INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    INVESTORS:

                                    FORTRESS REGISTERED INVESTMENT TRUST


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    GREENHILL CAPITAL PARTNERS L.P.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    GREENHILL CAPITAL PARTNERS (CAYMAN) L.P.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                  Annex A-34

                                    GREENHILL CAPITAL PARTNERS
                                    (EXECUTIVES) L.P.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    GREENHILL CAPITAL L.P.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    [OTHER INVESTORS](6)


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    [ELECTING NOTEHOLDERS](7)


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


---------
(6) To be inserted if there are any other Investors (other than Electing Noteholders).

(7)      To be inserted if there are any Electing Noteholders.


                                  Annex A-35

                                    ANNEX B

                          CERTIFICATE OF INCORPORATION

                                       OF

                             PINNACLE HOLDINGS INC.


                                  ARTICLE ONE

                  The name of the Corporation is Pinnacle Holdings Inc.

                                  ARTICLE TWO

                  The address of the Corporation's registered office in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle 19805. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

                                 ARTICLE THREE

                  The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware ("Delaware Corporation Law").

                                  ARTICLE FOUR

                           PART A. AUTHORIZED SHARES

                  1. NUMBER OF AUTHORIZED SHARES. The total number of shares of capital stock which the Corporation has authority to issue is 50,000,000 shares, consisting of:

                           a. 45,000,000 shares of Common Stock, par value $0.01 per share (the "Common Stock"); and

                           b. 5,000,000 shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock").

                  Shares of Common Stock will have the rights, preferences and limitations separately set forth below.

                            PART B. PREFERRED STOCK

                  Shares of Preferred Stock may be issued from time to time in one or more series. Subject to the Bankruptcy Code limitations described in Part C.1 of this Article IV, the Board of Directors of the Corporation is hereby authorized to determine and alter all rights, preferences, privileges, qualifications, limitations and restrictions of any such series including, without limitation, voting rights granted to or imposed upon any wholly unissued series of Preferred Stock and the number of shares constituting any such series and the designation thereof, and to increase or decrease (but not below the number of shares of such series then outstanding) the


                                   Annex B-1
number of shares of any series after the issuance of shares of that series. If the number of shares of any series is so decreased, then the shares constituting such reduction will resume the status which such shares had prior to the adoption of the resolution originally fixing the number of shares of such series.

                             PART C. COMMON STOCK

                  Except as otherwise provided in this Article FOUR or as otherwise required by applicable law, all shares of Common Stock will be identical in all respects and will entitle the holders of such shares to the same rights and privileges, subject to the same qualifications, limitations and restrictions.

                  1. VOTING RIGHTS. The holders of Common Stock will be entitled to vote in the election of directors and on all other matters submitted to a vote of the Corporation's stockholders, with each holder of Common Stock being entitled to one vote for each share of Common Stock held by such holder. Pursuant to Chapter 11 of Title 11 of the United States Code, 11 U.S.C. ss.ss. 101-1330, as amended (the "Bankruptcy Code"), the Corporation shall not issue any nonvoting equity securities to the extent prohibited by section 1123 of the Bankruptcy Code as in effect on the effective date of the Reorganization Plan dated [ ], 2002, as such Plan may be amended, supplemented or modified, from time to time (the "Reorganization Plan"), and shall, at all times, provide, as to the several classes of securities from time-to-time possessing voting power, an appropriate distribution of power among such classes, including, in the case of any class of equity securities having a preference over another class of equity securities with respect to dividends, adequate provisions for the election of directors representing such preferred class in the event of default in the payment of such dividends consistent with the requirements of section 1123(a)(6) of the Bankruptcy Code; provided, however, that this Section 1 of Part C (a) will have no further force and effect beyond that required under section 1123 of the Bankruptcy Code, (b) will have such force and effect, if any, only for so long as such section of the Bankruptcy Code is in effect and applicable to the Corporation, and (c) in all events may be amended or eliminated in accordance with such applicable law as from time to time may be in effect.

                  2. Registration of Transfers. The Corporation will keep at its principal office (or such other place as the Corporation reasonably designates) a register for the registration of shares of Common Stock. Upon the surrender at such place of any certificate representing shares of any class of Common Stock with respect to all of which a transfer would satisfy all requirements of Part D of Article FOUR, the Corporation will, at the request of the registered holder of such certificate, execute and deliver a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of the class represented by the surrendered certificate, and the Corporation forthwith will cancel such surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of such class as is requested by the holder of the surrendered certificate (so long as the requirements of Part D of Article FOUR are otherwise satisfied with respect to the Common Stock represented by such certificate) and will be substantially identical in form to the surrendered certificate. The issuance of new certificates will be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance.


                                   Annex B-2

                  3. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder being satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any class of Common Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor then its own agreement will be satisfactory) or, in the case of any such mutilation upon surrender of such certificate, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

           PART D. RESTRICTIONS ON TRANSFER AND OWNERSHIP OF SHARES

                  1. Definitions. For the purpose of this Part D of Article FOUR and Article TWELVE, the following terms shall have the following meanings (references to sections shall be to sections of this Part D of Article
FOUR):

                  "Aggregate Stock Ownership Limit" means not more than [__] percent(1) of the aggregate value of the outstanding shares of any class or series of Capital Stock of the Corporation. In applying this Part D of Article FOUR, any questions as to value shall be resolved by the Board of Directors of the Corporation in good faith, which determination shall be conclusive for all purposes hereof.

                  "Beneficial Ownership" means ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including indirect ownership through a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by
         Section 856(h) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

                  "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

                  "Capital Stock" means all classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

                  "Certificate of Incorporation" means the Certificate of Incorporation of the Corporation, as amended, as that term is defined in Section 104 of the DGCL.

                  "Charitable Beneficiary" means one or more beneficiaries of a Trust as determined pursuant to Section 3, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be


---------
(1) The percentage will be 9.9 percent, or such lower percentage as necessary based upon the beneficial ownership of those noteholders that elect to receive stock, as determined prior to closing.


                                   Annex B-3
         eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time. References herein to particular sections of the Code shall be deemed to include applicable successor provisions to such sections.

                  "Constructive Ownership" means ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including indirect ownership through a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by
         Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.

                  "Excepted Holder" means: (i) any Beneficial Owner or Constructive Owner of the Corporation for whom one or more of the provisions of Section 2.1(a) are waived in accordance with, and subject to, Section 2.7; (ii) the original parties to the Investor Agreement, together with the Beneficial Owners of such parties, but only with respect to any such party's initial ownership of Capital Stock; and (iii) direct transferees of the parties described in (ii) above, provided, however, that (W) the Transfer or transferee meets one or more of the requirements contained in the next sentence, (X) the Excepted Holder Limit applicable to the transferor immediately following such Transfer shall be reduced to the greater of the Aggregate Stock Ownership Limit or such transferor's ownership percentage immediately after such Transfer, (Y) the Excepted Holder Limit applicable to the transferee immediately following such Transfer shall not exceed the greater of the Aggregate Stock Ownership Limit or the amount of Capital Stock acquired in such Transfer, and (Z) the transferee shall establish to the satisfaction of the Board of Directors of the Corporation that no "Individual", within the meaning of Section 542(a)(2) of the Code, shall, through the transferee, Beneficially Own shares of Capital Stock in excess of the greater of
         (I) the Aggregate Stock Ownership Limit, or (II) the percentages of Capital Stock Beneficially Owned by and acquired from any Individual or Individuals through such transferor immediately prior to such Transfer. The persons or Transfers described in (iii)(W) of the preceding sentence are limited to (a) "Permitted Transferees" of the original parties to the Investor Agreement, within the meaning of clause (B) or (C) of the definition of "Permitted Transferees" in the Investor Agreement (collectively, the "Covered Stockholders"), (b) any Transfer or acquisition of Capital Stock among Covered Stockholders,
         (c) any Transfer of Capital Stock in a Public Offering or pursuant to a Tag-Along Sale or a Drag-Along Sale, in each case as contemplated in the Investor Agreement, (d) any Transfer of Capital Stock consistent with Rule 144 under the Securities Act of 1933, and (e) any direct transferee of Capital Stock pursuant to a Transfer described in (b),
         (c) or (d) of this sentence by a Covered Stockholder.

                  "Excepted Holder Limit" means, with respect to an Excepted Holder or a Section 382 Excepted Holder (other than a Person described in (ii) of the definition of Excepted Holder or (ii)(a) of the definition of Section 382 Excepted Holder), and provided that such affected Excepted Holder or Section 382 Excepted Holder agrees to and does comply with the requirements established by the Board of Directors pursuant to Section


                                   Annex B-4

         2.7, any percentage limit or limits established by the Board of Directors for such Excepted Holder or Section 382 Excepted Holder pursuant to Section 2.7.

                  "Initial Date" means [______], 2002(2).

                  "Investor Agreement" means the Investor Agreement, dated as of the Initial Date, by and among the predecessor of the Corporation (as to certain provisions) and certain Beneficial Owners.

                  "Market Price" on any date means, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The "Closing Price" means the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Capital Stock is not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted or trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board of Directors of the Corporation or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined in good faith by the Board of Directors of the Corporation.

                  "NYSE" means the New York Stock Exchange.

                  "Ownership Change" means an "ownership change" with respect to the Corporation, as that term is used in Section 382(g) of the Code and Treasury Regulations Section 1.382-2T(a)(1).

                  "Person" means an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, an association private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity, and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

                  "Prohibited Owner" means, with respect to any purported Transfer, any Person


---------
(2)      The date to be inserted will be the date of the Investor Agreement.


                                   Annex B-5
         who, but for the provisions of Section 2.1, would directly or indirectly own, or Beneficially or Constructively Own, shares of Capital Stock.

                  "REIT" means a real estate investment trust within the meaning of Section 856 of the Code.

                  "Restriction Termination Date" means the first day after the Initial Date on which the Board of Directors determines pursuant to Article TWELVE of this Certificate of Incorporation that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT, or that compliance with each of the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock as set forth herein is no longer required.

                  "Section 382 Excepted Holder" means: (i) any Beneficial Owner or direct or indirect owner of Capital Stock for whom one or more of the provisions of Section 2.1(a) are waived in accordance with, and subject to, Section 2.7; (ii) the original parties to the Investor Agreement and their "Permitted Transferees" within the meaning of clause (B) or (C) of the definition of "Permitted Transferees" in the Investor Agreement (collectively, the "Covered Stockholders"), but only with respect to (a) any such party's initial ownership of Capital Stock, (b) any Transfer or acquisition of Capital Stock among Covered Stockholders, (c) any Transfer of Capital Stock in a Public Offering or pursuant to a Tag-Along Sale or a Drag-Along Sale, in each case as contemplated in the Investor Agreement, and (d) any Transfer of Capital Stock consistent with Rule 144 under the Securities Act of 1933; and (iii) any direct transferee of Capital Stock pursuant to a Transfer described in (b), (c) or (d) of clause (ii) above by a Covered Stockholder.

                  "Section 382 Limit" means the ownership of any direct or indirect interest in Capital Stock that would cause a Person to be a "5-percent shareholder" of the Corporation within the meaning of Treasury Regulations Section 1.382-2T(g)(1)(i) or (ii). For this purpose, whether a Person would be a "5-percent shareholder" shall be determined (v) without giving effect to the following provisions:
         Treasury Regulations Sections 1.382-2T(g)(2), 1.382-2T(g)(3), 1.382-2T(h)(2)(iii) and 1.382-2T(h)(6)(iii), (w) by treating every
         Person which owns Capital Stock, whether directly or by attribution, as directly owning such Capital Stock notwithstanding any further attribution of such Capital Stock to other Persons and notwithstanding Treasury Regulations Section 1.382-2T(h)(2)(i)(A), (x) by substituting the term "Person" in place of "individual" in Treasury Regulations
         Section 1.382-2T(g)(1)(i), (y) by taking into account ownership of Stock at any time during the "testing period" as defined in Treasury Regulations Section 1.382-2T(d)(1), and (z) by treating each day during the testing period as if it were a "testing date" as defined in Treasury Regulations Section 1.382-2(a)(4).

                  "Transfer" means any issuance, redemption, sale, distribution, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or a direct or indirect interest in any shares, or any agreement to take any such actions or cause any such events, of Capital Stock or the right to vote or receive dividends on Capital Stock including (a) the granting or exercise of any option (or any disposition of any option), (b)


                                   Annex B-6
         any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right, and (c) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership or direct or indirect ownership of Capital Stock, in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms "Transferring" and "Transferred" shall have the correlative meanings.

                  "Treasury Regulations" means the regulations promulgated by the Secretary of the Treasury under the Code. Any reference to a particular Treasury Regulation or section or provision thereof shall be deemed to also refer to any successor Regulation or section or provision having similar effect.

                  "Trust" means any trust provided for in Part D of Article
         FOUR.

                  "Trustee" means a Person unaffiliated with the Corporation and a Prohibited Owner, that is appointed by the Corporation to serve as trustee of a Trust.

                  2.       RESTRICTIONS ON OWNERSHIP OF CAPITAL STOCK.

                           2.1 Ownership Limitations. During the period commencing on the Initial Date and ending upon the Restriction Termination Date:

                           a.       Basic Restrictions.

                           (1)      REIT Limitations.

                                    (A)      No Person, other than an Excepted
                  Holder, shall Beneficially Own or directly or indirectly own shares of Capital Stock equal to or in excess of the Aggregate Stock Ownership Limit.

                                    (B)      No Person, other than an Excepted
                  Holder, shall Beneficially Own shares of Capital Stock to the extent that such Beneficial Ownership of Capital Stock would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT.

                                    (C)      No Person shall Constructively Own
                  shares of Capital Stock to the extent that such Constructive Ownership would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in
                  Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of
                  Section 856(c) of the Code.

                                    (D)      No Person shall Transfer any
                  Beneficial Ownership or Constructive Ownership of, or any direct or indirect interest in Capital


                                   Annex B-7

                  Stock if, as a result of such Transfer, the Capital Stock would be beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code).

                           (2) Section 382 Provisions. No Person, other than a Section 382 Excepted Holder, shall:

                                    (A)      Beneficially Own or directly or
                  indirectly own shares of Capital Stock in an amount equal to or in excess of the Section 382 Limit.

                                    (B)      Transfer any Beneficial Ownership
                  of, or any direct or indirect interest in Capital Stock if, as a result of such Transfer, the Corporation would undergo an Ownership Change.

                           (3)      Excepted Holders. No Excepted Holder or
         Section 382 Excepted Holder shall Beneficially Own or directly or indirectly own shares of Capital Stock in excess of any Excepted Holder Limit applicable to such Excepted Holder or Section 382 Excepted Holder.

                           b.       Transfer in Trust.

                           (1) If any Transfer of shares of Capital Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning, or otherwise having any direct or indirect interest in shares of Capital Stock in violation of any provision of
         Section 2.1(a): (i) then that number of shares of Capital Stock the Beneficial or Constructive Ownership of, or direct or indirect interest in, would otherwise cause such violation (rounded to the nearest whole share) shall be automatically transferred to one or more Trusts for the benefit of a Charitable Beneficiary, as described in
         Section 3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or (ii) if the transfer to the Trust or Trusts described in paragraph 1 above would not be effective for any reason to prevent the violation of Section 2.1(a), then the Transfer of that number of shares of Capital Stock that otherwise would cause a violation of any provision of Section 2.1(a) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

                           (2) In determining which shares of Capital Stock are to be transferred to a Trust in accordance with this Section 2.1(b) and Section 3, shares shall be so transferred to a Trust in such manner as minimizes the aggregate value of the shares that are transferred to the Trust (except to the extent that the Board of Directors determines that the shares transferred to the Trust shall be those directly or indirectly held or Beneficially Owned or Constructively Owned by a Person or Persons that caused or contributed to the application of this Section


                                   Annex B-8

         2.1(b)), and to the extent not inconsistent therewith, on a pro rata basis.

                           (3) To the extent that, upon a transfer of shares of Capital Stock pursuant to this Section 2.1(b), a violation of any provision of Section 2.1(a) would nonetheless be continuing (for example where the ownership of shares of Capital Stock by a single Trust would exceed the Section 382 Limit), then shares of Capital Stock shall be transferred to that number of Trusts, each having a distinct Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of Section 2.1(a).

                           2.2 Remedies for Breach. If the Board of Directors of the Corporation or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 2.1 or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of, or any direct or indirect interest in, any shares of Capital Stock in violation of Section 2.1(a) (whether or not such violation is intended), the Board of Directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 2.1(a) shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or a committee thereof.

                           2.3 Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of, or any direct or indirect interest in any shares of Capital Stock that will or may violate Section 2.1(a), and any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 2.1(b), shall in each such case immediately give written notice to the Corporation of such event, or in the case of such a proposed or attempted transaction, give at least 15 days' prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation's status as a REIT.

                           2.4 Owners Required to Provide Information. From the Initial Date and prior to the Restriction Termination Date:

                           a. every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall


                                   Annex B-9
         provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation's status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit, and

                           b.       each Person who is a Beneficial or
         Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation's status as a REIT or for other tax or compliance reasons.

                           2.5 Remedies Not Limited. Subject to (i) Article TWELVE of this Certificate of Incorporation, (ii) Section 2.7(c) hereof, and (iii) the provisions in the definitions of the terms Excepted Holder and Section 382 Excepted Holder in Section 1, nothing contained in this Section 2 shall limit the authority of the Board of Directors of the Corporation to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation's status as a REIT.

                           2.6 Ambiguity. In the case of an ambiguity in the interpretation of any of the provisions of this Section 2, the Board of Directors of the Corporation shall have the power to determine the application of the provisions of this Part D with respect to any situation based on the facts known to it. In the event that this Part D requires an action by the Board of Directors and the Certificate of Incorporation fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken. Any references contained in this Part D to the Corporation's Board of Directors shall include any duly authorized committee thereof.

                           2.7      Exceptions.

                           a. The Board of Directors of the Corporation may, subject to such terms, conditions, representations and undertakings as it shall determine in its sole discretion, exempt a Person from the application of any one or more of the provisions of
         Section 2.1(a). Any violation or deemed violation of such representations or undertakings (or other action which is contrary the restrictions contained in Sections 2.1 through 2.6) will result in such Person, and any Capital Stock that such person may Beneficially or Constructively Own, or in which it may otherwise hold any direct or indirect interest, being subject to the provisions of Section 2.1(b).

                           b.       Prior to granting any exception pursuant to
         Section 2.7(a), the Board of Directors of the Corporation may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable.


                                  Annex B-10

                           c. The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder or a Section 382 Excepted Holder for whom the Board of Directors has created an Excepted Holder Limit (1) with the written consent of such Excepted Holder or Section 382 Excepted Holder at any time, or (2) pursuant to the terms and conditions of any agreements and undertakings entered into with such Excepted Holder or Section 382 Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder or
         Section 382 Excepted Holder. No Excepted Holder Limit with respect to a class or series of Capital Stock shall be reduced to a percentage equal to or less than the Aggregate Stock Ownership Limit, or the
         Section 382 Limit, as applicable.

                           2.8 Legend. Except as provided below, each certificate issued after the Initial Date for shares of Capital Stock shall bear substantially the following legend:

                           The shares represented by this certificate are subject to certain ownership limitations and restrictions on transfer, as provided in the Corporation's Certificate of Incorporation, and subject to such terms, conditions and exceptions as set forth therein. A copy of the Certificate of Incorporation may be obtained from the Corporation without charge. A violation of these provisions could result in the shares represented hereby being transferred to a trust for the benefit of a charitable beneficiary, or in a purported sale or other transfer of these shares being void.

                  Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge.

                  3.       Transfer of Capital Stock in Trust.

                           3.1 Ownership in Trust. Upon any purported Transfer or other event described in Section 2.1(b) that would result in a transfer of shares of Capital Stock to a Trust, such shares of Capital Stock shall be deemed to have been transferred to a Trustee as trustee of such Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 2.1(b). The Trustee shall be appointed by the Board of Directors of the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Board of Directors to the Corporation as provided in Section 3.6.

                           3.2 Status of Shares Held by the Trustee. Shares of Capital Stock held by the Trustee shall be issued and outstanding shares of Capital Stock of the Company. The Prohibited Owner shall have no rights in the shares held by the Trustee. Except to the extent expressly provided herein, the Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to


                                  Annex B-11
         dividends or other distributions, and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

                           3.3 Dividend and Voting Rights. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust and, subject to Delaware law, effective as of the date that the shares of Capital Stock have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee's sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Part D, until the Corporation has received notification that shares of Capital Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

                           3.4 Sale of Shares by Trustee. Within 90 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a person, designated by the Trustee, whose ownership of the shares will not violate any of the ownership restrictions set forth in Section 2.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 3.4. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in a Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (2) the price per share received by the Trustee from the sale or other disposition of the shares held in the Trust. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 3.4, such excess shall be paid to the Trustee upon demand.


                                  Annex B-12

                           3.5 Purchase Right in Stock Transferred to the Trustee. Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 3.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

                           3.6 Designation of Charitable Beneficiaries. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in any Trust created pursuant to this Section 3 such that (i) the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section 2.1(a) in the hands of such Charitable Beneficiary, and (ii) each such organization must be described in Section 501(c)(3) of the Code and Sections 170(b)(1)(A), 2055 and 2522 of the Code.

                  4. NYSE Transactions. Nothing in this Part D shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction is so permitted shall not negate the effect of any other provision of this Part D and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Part D.

                  5. Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Part D.

                  6. Non-Waiver. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

                                  ARTICLE FIVE

                  The Corporation is to have perpetual existence.

                                  ARTICLE SIX

                  In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

                                 ARTICLE SEVEN

                  Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide. Unless otherwise required by law, special meetings of stockholders, for any purpose or purposes, may be called by either (a) the Chairman of the


                                  Annex B-13

Board of Directors, if there is one, (b) the Chief Executive Officer, if there is one, (c) the President or (d) the Board of Directors. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

                                 ARTICLE EIGHT

                  No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) pursuant to Section 174 of the Delaware Corporation Law or (d) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Article EIGHT by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

                                  ARTICLE NINE

                  The Corporation shall, to the fullest extent permitted by
Section 145 of the Delaware Corporation Law, as the same may be amended and supplemented, or by any successor thereto, indemnify any and all persons whom it shall have the power to indemnify under such section from and against any and all of the expenses, liabilities or other matters referred to in or covered by such section. The Corporation shall advance expenses to the fullest extent permitted by said section. Such right to indemnification and advancement of expenses shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person. The indemnification and advancement of expenses provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.

                                  ARTICLE TEN

                  The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director, officer, employee, or agent of the Corporation against any liability asserted against him or her and incurred by him or her or on his or her behalf in such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability.

                                 ARTICLE ELEVEN

                  The number of directors which shall constitute the whole Board of Directors of the Corporation shall initially be nine (9). The number of directors which shall constitute the whole Board of Directors shall be determined from time to time by resolution of the Board of Directors. The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The initial Board of Directors of the Corporation shall consist of the following individuals:


                                  Annex B-14

               Class I                                 Class II                           Class III
---------------------------------------    ----------------------------------    ----------------------------


                  The term of the initial Class I directors shall terminate on the date of the [2003] annual meeting; the term of the initial Class II directors shall terminate on the date of the [2004] annual meeting; and the term of the initial Class III directors shall terminate on the date of the [2005] annual meeting. At each succeeding annual meeting of stockholders beginning in [2003], successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. Directors need not be stockholders. The directors shall be elected at the annual meeting of the stockholders, except as otherwise provided in the Bylaws, each director elected shall hold office until the third succeeding meeting next after his election and until his successor is duly elected and qualified, or until his death or retirement or until he resigns or is removed in the manner hereinafter provided. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors at any annual or special meeting of stockholders. Such election shall be by written ballot.

                                  ARTICLE FOUR

                  The Corporation shall seek to elect and maintain status as a REIT under Sections 856-860 of the Code (as defined in Part D of Article FOUR). The Board of Directors shall use its reasonable best efforts to cause the Corporation to satisfy the requirements for qualification as a REIT under the Code, including, but not limited to, the ownership of this outstanding stock, the nature of its assets, the sources of its income, and the amount and timing of its distributions to its stockholders; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation's REIT election pursuant to Section 856(g) of the Code. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Part D of Article FOUR is no longer required for REIT qualification.

                                  ARTICLE FIVE

                  Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of


                                  Annex B-15

Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of this Corporation, as the case may be, to be summoned in such manner as such court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders, or this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, such compromise or arrangement and such reorganization shall, if sanctioned by the court to which such application has been made, be binding upon all the stockholders or class of stockholders, of this Corporation, as the case may be, and also upon all the creditors or class of creditors, and/or upon this Corporation.

                                  ARTICLE SIX

                  The Corporation expressly elects not to be governed by
Section 203 of the Delaware Corporation Law.

                                 ARTICLE SEVEN

                  The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed herein and by the laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation.


                  IN WITNESS WHEREOF, Pinnacle Merger Corp has caused this Certificate of Incorporation to be signed by [ ], its [ ], this [ ] day of [ ], 2002.


                                    PINNACLE MERGER CORP



                                    By:
                                       ----------------------------------------


                                  Annex B-16